Exhibit 99.2

CITIGROUP - QUARTERLY FINANCIAL DATA SUPPLEMENT	1Q10

Page Number
Citigroup Consolidated
Financial Summary	1
Consolidated Statement of Income	2
Consolidated Balance Sheet	3
Segment Detail
Net Revenues	4
Income	5

Citicorp

Income Statement and Balance Sheet Summary	6
Regional Consumer Banking	7 - 8
North America	9 - 11
EMEA	12 - 13
Latin America	14 - 15
Asia	16 - 17
Institutional Clients Group (ICG)	18
Securities and Banking	19
Transaction Services	20

Regional Totals
North America	21
EMEA	22
Latin America	23
Asia	24

Citi Holdings

Income Statement and Balance Sheet Summary	25
Brokerage and Asset Management	26
Local Consumer Lending	27 - 30
Special Asset Pool	31

Citigroup Supplemental Detail
Average Balances and Interest Rates	32
Deposits	33
Consumer Loan Delinquency Amounts, Net Credit Losses and Ratios
90+ Days	34
30-89 Days	35
Allowance for Credit Losses
Total Citigroup	36
Consumer and Corporate	37
Components of Provision for Loan Losses
Citicorp	38
Citi Holdings / Total Citigroup	39
Non-Accrual Assets
Total Citigroup	40
Citicorp	41
Citi Holdings	42

Reconciliation of Non-GAAP Financial Measures	43 - 46

CITIGROUP – FINANCIAL SUMMARY (In millions of dollars, except per share amounts)

							1Q10 vs.
	1Q	2Q	3Q	4Q	1Q		1Q09 Increase/
	2009	2009	2009	2009	2010		(Decrease)

Total Managed Revenues (1)	$26,973	$33,095	$23,142	$7,882	$25,421		(6)%
Total Managed Net Credit Losses (1)	$9,830	$11,470	$10,982	$9,980	$8,384		(15)%

Total Revenues, Net of Interest Expense	$24,521	$29,969	$20,390	$5,405	$25,421		4%
Total Operating Expenses	11,685	11,999	11,824	12,314	11,518		(1)%
Net Credit Losses	7,282	8,355	7,969	7,135	8,384		15%
Credit Reserve Build / (Release)	2,633	3,878	802	706	(18)		NM
Provision for Unfunded Lending Commitments	60	135	—	49	(35)		NM
Provision for Benefits & Claims	332	308	324	294	287		(14)%
Provision for Credit Losses and for Benefits and Claims	10,307	12,676	9,095	8,184	8,618		(16)%
Income (Loss) from Continuing Operations before Income Taxes	2,529	5,294	(529)	(15,093)	5,285		NM
Income Taxes (benefits)	835	907	(1,122)	(7,353)	1,036		24%
Income (Loss) from Continuing Operations	$1,694	$4,387	$593	$(7,740)	$4,249		NM
Income (Loss) from Discontinued Operations, net of Taxes	(117)	(142)	(418)	232	211		NM
Net Income (Loss) before Attribution of Noncontrolling Interests	1,577	4,245	175	(7,508)	4,460		NM
Net Income (Loss) Attributable to Noncontrolling Interests	(16)	(34)	74	71	32		NM
Citigroup’s Net Income (Loss)	$1,593	$4,279	$101	$(7,579)	$4,428		NM

Diluted Earnings Per Share:
Income (Loss) from Continuing Operations (2)	$(0.16)	$0.51	$(0.23)	$(0.34)	$0.14		NM
Citigroup’s Net Income (Loss) (2)	$(0.18)	$0.49	$(0.27)	$(0.33)	$0.15		NM
Shares (in millions):
Average Basic	5,385.0	5,399.5	12,104.3	23,384.4	28,444.3		NM
Average Diluted	5,953.3	5,967.8	12,216.0	24,260.0	29,333.5		NM
Common Shares Outstanding, at period end	5,512.8	5,507.7	22,863.9	28,483.3	28,620.2		NM

Preferred Dividends - Basic (in millions)	$1,274	$1,549	$288	$—	$—
Preferred Dividends - Diluted (in millions)	$1,004	$1,279	$288	$—	$—

Income Available to Common Shareholders - Basic
Income (Loss) from Continuing Operations (2)	$(849)	$2,872	$(2,824)	$(7,998)	$4,217		NM
Citigroup’s Net Income (Loss) (2)	$(966)	$2,730	$(3,242)	$(7,766)	$4,428		NM

Income Available to Common Shareholders - Diluted
Income (Loss) from Continuing Operations (2)	$(579)	$3,142	$(2,824)	$(7,998)	$4,217		NM
Citigroup’s Net Income (Loss) (2)	$(696)	$3,000	$(3,242)	$(7,766)	$4,428		NM

Financial Ratios:
Tier 1 Capital Ratio	11.92%	12.74%	12.76%	11.67%	11.2	%*
Total Capital Ratio	15.61%	16.62%	16.58%	15.25%	14.8	%*
Leverage Ratio	6.60%	6.92%	6.87%	6.89%	6.2	%*
Return on Common Equity	(5.6)%	14.8%	(12.2)%	(21.6)%	12.0	%*

Balance Sheet Data, EOP (in billions, except Book Value per Share):
Total Assets	$1,822.6	$1,848.5	$1,888.6	$1,856.6	$2,002.2	*	10%
Total Deposits	762.7	804.7	832.6	835.9	827.9	*	9%
Citigroup’s Stockholders’ Equity	143.9	152.3	140.8	152.7	151.4	*	5%
Equity and Trust Securities	168.6	176.5	175.4	172.0	173.1	*	3%
Book Value Per Share	$12.64	$14.16	$6.15	$5.35	$5.28	*	(58)%
Tangible Book Value Per Share (3)	$5.61	$7.26	$4.47	$4.15	$4.09	*	(27)%

Direct Staff (in thousands)	309	279	276	265	263		(15)%

(1)

Citigroup adopted SFAS 166/167 effective January 1, 2010. Beginning in the 2010 first quarter there is no longer a difference between GAAP Revenues and NCLs and those for Managed Revenues and NCLs. Prior quarters’ Managed Revenues and NCLs are included herein for comparative purposes to the 2010 first quarter revenues and net credit losses.

See page 4 for additional information and pages 43 - 46 for additional reconciliations of managed measures to their most comparable GAAP measure.

(2)

The Diluted EPS calculation for the first, third and fourth quarters in 2009, utilize Basic shares and Income available to common shareholders (Basic) due to the negative Income available to common shareholders. Using actual Diluted shares and Income available to common shareholders (Diluted) would result in anti-dilution.

(3)	Tangible Book Value per Share is a Non-GAAP financial measure. See page 46 for a reconciliation of this measure to its most comparable GAAP measure.

*	Preliminary

NM Not meaningful

Reclassified to conform to the current period’s presentation.

CITIGROUP CONSOLIDATED STATEMENT OF INCOME (In millions of dollars)

						1Q10 vs.
	1Q	2Q	3Q	4Q	1Q	1Q09 Increase/
	2009	2009	2009	2009	2010	(Decrease)
Revenues
Interest revenue	$20,583	$19,671	$18,678	$17,703	$20,852	1%
Interest expense	7,657	6,842	6,680	6,542	6,291	(18)%
Net interest revenue	12,926	12,829	11,998	11,161	14,561	13%

Commissions and fees	4,168	5,437	3,218	4,293	3,760	(10)%
Principal transactions	3,670	433	1,660	(1,831)	4,051	10%
Administrative and other fiduciary fees	1,606	1,472	1,085	1,032	1,022	(36)%
Realized gains (losses) on investments	9	(160)	(285)	(474)	31	NM
Insurance premiums	755	745	763	757	748	(1)%
Other revenue (1)	1,387	9,213	1,951	(9,533)	1,248	(10)%
Total non-interest revenues	11,595	17,140	8,392	(5,756)	10,860	(6)%
Total revenues, net of interest expense	24,521	29,969	20,390	5,405	25,421	4%

Provisions for Credit Losses and for Benefits and Claims

Net credit losses (NCLs)	7,282	8,355	7,969	7,135	8,384	15%
Net build / (Release)	2,633	3,878	802	706	(18)	NM
Provision for loan losses	9,915	12,233	8,771	7,841	8,366	(16)%
Policyholder benefits and claims	332	308	324	294	287	(14)%
Provision for unfunded lending commitments	60	135	—	49	(35)	NM
Total provisions for credit losses and for benefits and claims	10,307	12,676	9,095	8,184	8,618	(16)%

Operating Expenses
Compensation and benefits	6,235	6,359	6,136	6,257	6,162	(1)%
Premises and Equipment	1,083	1,091	1,035	1,130	965	(11)%
Technology / communication expense	1,142	1,154	1,114	1,163	1,064	(7)%
Advertising and marketing expense	334	351	317	413	302	(10)%
Restructuring-related items	(13)	(32)	(34)	(34)	(3)	77%
Other operating	2,904	3,076	3,256	3,385	3,028	4%
Total operating expenses	11,685	11,999	11,824	12,314	11,518	(1)%

Income (Loss) from Continuing Operations before Income Taxes	2,529	5,294	(529)	(15,093)	5,285	NM
Provision (benefits) for income taxes	835	907	(1,122)	(7,353)	1,036	24%

Income (Loss) from Continuing Operations	1,694	4,387	593	(7,740)	4,249	NM
Discontinued Operations (2)
Income (Loss) from Discontinued Operations	(152)	(279)	(204)	(18)	(5)
Gain (Loss) on Sale	(12)	14	—	100	94
Provision (benefits) for income taxes	(47)	(123)	214	(150)	(122)
Income (Loss) from Discontinued Operations, net	(117)	(142)	(418)	232	211	NM
Net Income (Loss) before attribution of Minority Interests	1,577	4,245	175	(7,508)	4,460	NM
Net Income (Loss) attributable to noncontrolling Minority Interests (Minority Interest)	(16)	(34)	74	71	32	NM
Citigroup’s Net Income (Loss)	$1,593	$4,279	$101	$(7,579)	$4,428	NM

(1)                Other revenue for the second quarter of 2009 includes $11.1 billion ($6.7 billion after-tax) related to the sale of Smith Barney and establishment of the Joint Venture with Morgan Stanley.  Other revenue for the fourth quarter of 2009 includes $10.1 billion loss ($6.2 billion after-tax) related to the Company’s debt extinguishment in connection with the repayment of TARP and exit from the U.S. Government Loss-sharing Agreement.

(2)                Discontinued Operations includes:

a)                          The sale of substantially all of Citigroup’s CitiCapital equipment finance unit to General Electric.

b)                         The sale of substantially all of Citigroup’s Retail Banking Operations in Germany to Credit Mutuel.

c)                          The sale of Nikko Cordial Securities to Sumitomo Mitsui Banking Corporation.

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

CITIGROUP CONSOLIDATED BALANCE SHEET (In millions of dollars)

						March 31, 2010
						vs.
	March 31,	June 30,	September 30,	December 31,	March 31,	December 31, 2009
	2009	2009	2009	2009	2010 (1)	Inc (Decr)
Assets
Cash and due from banks (including segregated cash and other deposits)	$31,063	$26,915	$26,482	$25,472	$25,678	1%
Deposits with banks	159,503	182,577	217,730	167,414	163,525	(2)%
Fed funds sold and securities borr’d or purch under agree. to resell	179,603	179,503	197,357	222,022	234,348	6%
Brokerage receivables	43,329	34,598	34,667	33,634	34,001	1%
Trading account assets	335,222	325,037	340,697	342,773	345,783	1%
Investments
Available-for-sale and non-marketable equity securities	178,046	207,135	206,074	254,592	270,385	6%
Held-to-maturity	60,760	59,622	55,816	51,527	46,348	(10)%
Total Investments	238,806	266,757	261,890	306,119	316,733	3%
Loans, net of unearned income
Consumer	453,963	447,652	441,491	424,057	531,469	25%
Corporate	203,329	194,038	180,720	167,447	190,335	14%
Loans, net of unearned income	657,292	641,690	622,211	591,504	721,804	22%
Allowance for loan losses	(31,703)	(35,940)	(36,416)	(36,033)	(48,746)	35%
Total loans, net	625,589	605,750	585,795	555,471	673,058	21%
Goodwill	26,410	25,578	25,423	25,392	25,662	1%
Intangible assets (other than MSR’s)	13,612	10,098	8,957	8,714	8,277	(5)%
Mortgage servicing rights (MSR’s)	5,481	6,770	6,228	6,530	6,439	(1)%
Other assets	163,960	165,538	159,769	163,105	168,709	3%
Assets related to discontinued operations held for sale	—	19,412	23,604	—	—	—
Total assets	$1,822,578	$1,848,533	$1,888,599	$1,856,646	$2,002,213	8%

Liabilities
Non-interest-bearing deposits in U.S. offices	$78,008	$77,180	$77,460	$71,325	$66,796	(6)%
Interest-bearing deposits in U.S. offices	219,910	234,250	244,856	232,093	230,919	(1)%
Total U.S. Deposits	297,918	311,430	322,316	303,418	297,715	(2)%
Non-interest-bearing deposits in offices outside the U.S.	36,602	40,389	40,606	44,904	45,471	1%
Interest-bearing deposits in offices outside the U.S.	428,176	452,917	469,681	487,581	484,728	(1)%
Total International Deposits	464,778	493,306	510,287	532,485	530,199	—

Total deposits	762,696	804,736	832,603	835,903	827,914	(1)%
Fed funds purch and securities loaned or sold under agree. to repurch.	184,803	172,016	178,159	154,281	207,911	35%
Brokerage payables	58,950	52,696	57,672	60,846	55,041	(10)%
Trading account liabilities	128,671	117,512	130,540	137,512	142,748	4%
Short-term borrowings	116,389	101,894	64,731	68,879	96,694	40%
Long-term debt	337,252	348,046	379,557	364,019	439,274	21%
Other liabilities (2)	87,890	85,091	86,384	80,233	78,852	(2)%
Liabilities related to discontinued operations held for sale	—	12,374	16,004	—	—	—
Total liabilities	$1,676,651	$1,694,365	$1,745,650	$1,701,673	$1,848,434	9%

Equity
Stockholders’ Equity
Preferred Stock	$74,246	$74,301	$312	$312	$312	—
Common Stock	57	57	230	286	287	—
Additional paid-in capital	16,525	16,663	78,802	98,142	96,427	(2)%
Retained earnings	86,115	88,874	85,208	77,440	73,432	(5)%
Treasury stock	(5,996)	(5,950)	(6,059)	(4,543)	(1,178)	(74)%
Accumulated other comprehensive income (loss)	(27,013)	(21,643)	(17,651)	(18,937)	(17,859)	6%
Total Common Equity	$69,688	$78,001	$140,530	$152,388	$151,109	(1)%

Total Citigroup stockholders’ equity	$143,934	$152,302	$140,842	$152,700	$151,421	(1)%
Noncontrolling Minority interests (Minority Interest)	1,993	1,866	2,107	2,273	2,358	4%
Total equity	145,927	154,168	142,949	154,973	153,779	(1)%
Total liabilities and equity	$1,822,578	$1,848,533	$1,888,599	$1,856,646	$2,002,213	8%

(1)   Preliminary

(2)   Includes allowance for credit losses for letters of credit and unfunded lending commitments of $947 million for the first quarter of 2009, $1,082 million for the second quarter of 2009,  $1,074 million for the third quarter of 2009, $1,157 million for the fourth quarter of 2009 and $1,122 million for the first quarter of 2010, respectively.

Reclassified to conform to the current period’s presentation.

CITIGROUP SEGMENT DETAIL NET REVENUE (In millions of dollars)

						1Q10 vs.
	1Q	2Q	3Q	4Q	1Q	1Q09 Increase/
	2009	2009	2009	2009	2010	(Decrease)

CITICORP
Regional Consumer Banking
North America	$2,503	$2,182	$2,017	$1,874	$3,801	52%
EMEA	360	394	415	386	405	13%
Latin America	1,924	1,950	1,971	2,072	2,076	8%
Asia	1,566	1,675	1,717	1,808	1,800	15%
Total	6,353	6,201	6,120	6,140	8,082	27%

Securities and Banking
North America	5,016	1,721	1,301	795	3,553	(29)%
EMEA	4,222	2,558	2,202	1,067	2,515	(40)%
Latin America	800	1,049	705	867	607	(24)%
Asia	2,162	1,373	683	588	1,328	(39)%
Total	12,200	6,701	4,891	3,317	8,003	(34)%
Transaction Services
North America	589	656	643	638	639	8%
EMEA	844	860	845	840	833	(1)%
Latin America	343	340	337	353	344	—
Asia	598	627	632	644	621	4%
Total	2,374	2,483	2,457	2,475	2,437	3%

Total Citicorp	20,927	15,385	13,468	11,932	18,522	(11)%

CITI HOLDINGS
Brokerage and Asset Management	1,607	12,220	525	271	340	(79)%
Local Consumer Lending	6,021	3,481	4,362	3,901	4,670	(22)%
Special Asset Pool	(4,534)	(376)	1,363	287	1,540	NM
Total Citi Holdings	3,094	15,325	6,250	4,459	6,550	NM

Corporate / Other	500	(741)	672	(10,986)	349	(30)%

Total Citigroup - Net Revenues	$24,521	29,969	20,390	5,405	$25,421	4%

Impact of Credit Card Securitization Activity (1) (3)
Citicorp	1,484	1,644	1,800	1,744	—	(100)%
Citi Holdings	968	1,482	952	733	—	(100)%
Total Impact of Credit Card Securitization Activity	2,452	3,126	2,752	2,477	—	(100)%

Total Citigroup - Managed Net Revenues (1) (2)	$26,973	$33,095	$23,142	$7,882	$25,421	(6)%

(1)          Citigroup adopted SFAS 166/167 effective January 1, 2010.  Beginning in the 2010 first quarter there is no longer a difference between GAAP Revenues and NCLs and those for Managed Revenues and NCLs. Prior quarters’ Managed Revenues and NCLs are included herein for comparative purposes to the 2010 first quarter revenues.  See below for a discussion of Managed-basis reporting. Managed basis reporting impacts the North America Regional Consumer Banking - Citi Branded Cards and the Local Consumer Lending  — Retail Partner Cards businesses.

The historical disclosures reflect the impact from credit card securitizations only.

The information above reconciles Managed disclosures to the most-relevant GAAP disclosures.

(2)          Managed-basis (Managed) presentations detail certain non-GAAP financial measures.  Managed presentations (applicable only to North American credit card operations, as securitizations are not done in any other regions) include results from both the on-balance sheet loans and off- balance sheet loans, and exclude the impact of card securitization activity. Managed presentations assume that securitized loans have not been sold and present the results of the securitized loans in the same manner as Citigroup’s owned loans. Citigroup believes that Managed presentations are useful to investors because they are widely used by analysts and investors within the credit card industry.

Managed presentations are commonly used by other companies within the financial services industry.

See pages 43 - 46 for additional reconciliations of managed measures to their most comparable GAAP measure.

(3)          Net impact of Credit Card Securitization Activity includes the removal of securitization-related items that are part of GAAP revenues such as the gain on sale of credit card loans, mark-to-market revenue for interests retained in securitized assets classified as Trading, and net credit losses on loans that are considered sold for GAAP purposes.

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

CITIGROUP SEGMENT DETAIL INCOME (In millions of dollars)

						1Q10 vs.
	1Q	2Q	3Q	4Q	1Q	1Q09 Increase/
	2009	2009	2009	2009	2010	(Decrease)

Income from Continuing Operations:

CITICORP
Regional Consumer Banking
North America	$357	$139	$206	$28	$22	(94)%
EMEA	(33)	(110)	(23)	(43)	27	NM
Latin America	219	116	77	113	389	78%
Asia	248	279	444	461	576	NM
Total	791	424	704	559	1,014	28%

Securities and Banking
North America	2,497	(32)	7	(87)	1,424	(43)%
EMEA	2,171	746	550	(41)	1,032	(52)%
Latin America	412	527	219	378	272	(34)%
Asia	1,056	597	71	114	478	(55)%
Total	6,136	1,838	847	364	3,206	(48)%

Transaction Services
North America	138	181	152	144	159	15%
EMEA	326	350	308	303	306	(6)%
Latin America	160	150	148	146	157	(2)%
Asia	280	293	331	326	319	14%
Total	904	974	939	919	941	4%

Total Citicorp	7,831	3,236	2,490	1,842	5,161	(34)%

CITI HOLDINGS
Brokerage and Asset Management	34	6,775	90	38	81	NM
Local Consumer Lending	(1,571)	(4,347)	(2,142)	(2,356)	(1,838)	(17)%
Special Asset Pool	(3,948)	(1,246)	58	(233)	881	NM
Total Citi Holdings	(5,485)	1,182	(1,994)	(2,551)	(876)	84%

Corporate / Other	(652)	(31)	97	(7,031)	(36)	94%

Income (Loss) From Continuing Operations	1,694	4,387	593	(7,740)	4,249	NM
Discontinued Operations	(117)	(142)	(418)	232	211

Net Income (Loss) Attributable to Noncontrolling Minority Interests	(16)	(34)	74	71	32

Citigroup’s Net Income (Loss)	$1,593	$4,279	$101	$(7,579)	$4,428	NM

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

CITICORP STATEMENT OF INCOME AND BALANCE SHEET SUMMARY (In millions of dollars)

						1Q10 vs.
	1Q	2Q	3Q	4Q	1Q	1Q09 Increase/
	2009	2009	2009	2009	2010	(Decrease)
Revenues
Net interest revenue	$8,511	$8,774	$8,727	$8,420	$9,870	16%
Non-Interest revenue	12,416	6,611	4,741	3,512	8,652	(30)%
Total revenues, net of interest expense	20,927	15,385	13,468	11,932	18,522	(11)%

Provisions for Credit Losses and for Benefits and Claims
Net Credit Losses	1,251	1,575	1,734	1,595	3,142	NM
Credit Reserve Build / (Release)	998	1,231	522	(36)	(360)	NM
Provision for loan losses	2,249	2,806	2,256	1,559	2,782	24%
Provision for Benefits & Claims	42	42	43	37	44	5%
Provision for unfunded lending commitments	32	83	—	23	(7)	NM
Total provisions for credit losses and for benefits and claims	2,323	2,931	2,299	1,619	2,819	21%

Total operating expenses	7,399	8,068	8,422	8,751	8,485	15%

Income (Loss) from Continuing Operations before Income Taxes	11,205	4,386	2,747	1,562	7,218	(36)%
Provision (benefits) for income taxes	3,374	1,150	257	(280)	2,057	(39)%

Income (Loss) from Continuing Operations	7,831	3,236	2,490	1,842	5,161	(34)%
Net Income (Loss) attributable to noncontrolling Minority Interests (Minority Interest)	(3)	3	25	43	21	NM
Citicorp’s Net Income (Loss)	$7,834	$3,233	$2,465	$1,799	$5,140	(34)%

Balance Sheet Data (in billions):

Total EOP Assets	$1,022	$1,051	$1,075	$1,138	$1,236	21%

Average Assets	$1,103	$1,068	$1,095	$1,119	$1,240	12%

Total EOP Deposits	$664	$706	$731	$734	$730	10%

Total GAAP Revenues	$20,927	$15,385	$13,468	$11,932	$18,522	(11)%
Net Impact of Credit Card Securitization Activity (1)	1,484	1,644	1,800	1,744	—	(100)%
Total Managed Revenues	$22,411	$17,029	$15,268	$13,676	$18,522	(17)%

GAAP Net Credit Losses	$1,251	$1,575	$1,734	$1,595	$3,142	NM
Impact of Credit Card Securitization Activity (1)	1,491	1,837	1,876	1,727	—	(100)%
Total Managed Net Credit Losses	$2,742	$3,412	$3,610	$3,322	$3,142	15%

(1)          Citigroup adopted SFAS 166/167 effective January 1, 2010.  Beginning in the 2010 first quarter there is no longer a difference between GAAP Revenues and NCLs and those for Managed Revenues and NCLs. Prior quarters’ Managed Revenues and NCLs are included herein for comparative purposes to the 2010 first quarter revenues and net credit losses.

The historical disclosures reflect the impact from credit card securitizations only.

The information above reconciles Managed disclosures to the most-relevant GAAP disclosures.

See pages 43 - 46 for additional reconciliations of managed measures to their most comparable GAAP measure.

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

CITICORP REGIONAL CONSUMER BANKING Page 1 (In millions of dollars)

						1Q10 vs.
	1Q	2Q	3Q	4Q	1Q	1Q09 Increase/
	2009	2009	2009	2009	2010	(Decrease)

Net Interest Revenue	$3,842	$4,140	$4,216	$4,206	$5,917	54%
Non-Interest Revenue	2,511	2,061	1,904	1,934	2,165	(14)%
Total Revenues, Net of Interest Expense (1)	6,353	6,201	6,120	6,140	8,082	27%
Total Operating Expenses	3,504	3,703	3,778	4,056	3,937	12%
Net Credit Losses	1,174	1,406	1,442	1,388	3,040	NM
Credit Reserve Build / (Release)	686	619	356	158	(180)	NM
Provision for Benefits & Claims	42	42	43	37	44	5%
Provision for Loan Losses and for Benefits and Claims	1,902	2,067	1,841	1,583	2,904	53%
Income (loss) from Continuing Operations before Taxes	947	431	501	501	1,241	31%
Income Taxes (benefits)	156	7	(203)	(58)	227	46%
Income (loss) from Continuing Operations	791	424	704	559	1,014	28%
Net Income (loss) Attributable to Minority Interests	—	—	2	(2)	(5)	—
Net Income (Loss)	$791	$424	$702	$561	$1,019	29%
Average Assets (in billions of dollars)	$229	$239	$248	$253	$308	34%
Return on Assets	1.40%	0.71%	1.12%	0.88%	1.34%

Net Credit Losses as a % of Average Loans	3.28%	3.84%	3.82%	3.55%	5.57%

Revenue by Business
Retail Banking	$3,537	$3,789	$3,760	$3,756	$3,814	8%
Citi-Branded Cards	2,816	2,412	2,360	2,384	4,268	52%
Total GAAP Revenues	6,353	6,201	6,120	6,140	8,082	27%
Net Impact of Credit Card Securitization Activity (2)	1,484	1,644	1,800	1,744	—	(100)%
Total Managed Revenues	$7,837	$7,845	$7,920	$7,884	$8,082	3%

Net Credit Losses by Business
Retail Banking	$338	$428	$395	$409	$289	(14)%
Citi-Branded Cards	836	978	1,047	979	2,751	NM
Total GAAP Net Credit Losses	1,174	1,406	1,442	1,388	3,040	NM
Impact of Credit Card Securitization Activity (2)	1,491	1,837	1,876	1,727	—	(100)%
Total Managed Net Credit Losses	$2,665	$3,243	$3,318	$3,115	$3,040	14%

Income (loss) from Continuing Operations by Business
Retail Banking	$650	$635	$698	$610	$848	30%
Citi-Branded Cards	141	(211)	6	(51)	166	18%
Total	$791	$424	$704	$559	$1,014	28%

(1)          For Citi-Branded Cards,  the fourth quarter of 2009 include releases $55 million, respectively, from the allowance for credit losses related to loan receivables that were securitized during the quarter.

(2)          Citigroup adopted SFAS 166/167 effective January 1, 2010.  Beginning in the 2010 first quarter there is no longer a difference between GAAP Revenues and NCLs and those for Managed Revenues and NCLs. Prior quarters’ Managed Revenues and NCLs are included herein for comparative purposes to the 2010 first quarter revenues and net credit losses.

The historical disclosures reflect the impact from credit card securitizations only.

The information above reconciles Managed disclosures to the most-relevant GAAP disclosures.

See pages 43 - 46 for additional reconciliations of managed measures to their most comparable GAAP measure.

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

CITICORP
REGIONAL CONSUMER BANKING

						1Q10 vs.
	1Q	2Q	3Q	4Q	1Q	1Q09 Increase/
	2009	2009	2009	2009	2010	(Decrease)

Retail Banking Key Indicators (in billions of dollars, except branches)

Branches	4,170	4,091	4,247	4,258	4,220	1%
Accounts (in millions)	60.0	60.1	60.1	59.5	59.2	(1)%

Average Deposits	$256.4	$272.2	$278.7	$291.7	$289.2	13%
Investment Sales (International Only)	$15.3	$25.0	$22.9	$21.6	$23.9	56%
Investment AUMs	$93.5	$107.2	$116.3	$117.3	$120.8	29%
Average Loans	$101.1	$103.6	$106.0	$108.8	$109.5	8%

EOP Loans:
Real Estate Lending	$51.2	$52.5	$54.5	$53.9	$56.0
Commerical Markets	25.1	23.4	24.9	25.5	26.9
Personal and Other	24.8	27.3	28.4	27.6	27.7
EOP Loans	$101.1	$103.2	$107.8	$107.0	$110.6	9%

Net Interest Revenue as a % of Average Loans (2)	9.29%	9.67%	9.66%	9.36%	9.49%
Net Credit Losses as a % of Average Loans	1.36%	1.66%	1.48%	1.49%	1.07%
Loans 90+ Days Past Due	$700	$811	$740	$784	$863	23%
As a % of EOP Loans	0.69%	0.79%	0.69%	0.73%	0.78%
Loans 30-89 Days Past Due	$1,111	$1,090	$1,019	$1,021	$1,197	8%
As a % of EOP Loans	1.10%	1.06%	0.95%	0.95%	1.08%

Citi-Branded Cards Key Indicators (in billions of dollars) (3)
EOP Open Accounts (in millions)	57.2	55.8	54.6	53.1	51.3	(10)%
Purchase Sales	$59.6	$63.6	$65.5	$67.6	$60.1	1%
Average Managed Loans (1)	$112.5	$112.7	$114.4	$115.9	$112.0	—
EOP Managed Loans (1)	$110.9	$114.7	$116.8	$117.4	$110.2	(1)%
Managed Average Yield (4)	14.44%	14.21%	14.15%	13.70%	14.89%
Managed Net Int Rev as a % of Avg. Managed Loans (5)	12.12%	11.80%	11.47%	10.99%	14.52%
Managed NCLs as a % of Average Managed Loans	8.40%	10.02%	10.14%	9.27%	13.72%
Managed Net Credit Margin as a % of Avg. Man. Loans (6)	7.07%	4.37%	4.24%	4.84%	5.51%
Managed Loans 90+ Days Past Due	$3,239	$3,512	$3,192	$3,286	$3,142	(3)%
As a % of EOP Managed Loans	2.92%	3.06%	2.73%	2.80%	2.85%
Managed Loans 30-89 Days Past Due	$3,538	$3,236	$3,328	$3,231	$3,092	(13)%
As a % of EOP Managed Loans	3.19%	2.82%	2.85%	2.75%	2.81%

(1)          Average Loans, EOP Loans and the related consumer delinquency amounts and ratios include interest and fees receivables balances.

(2)          Also includes Net Interest Revenue related to the region’s deposit balances in excess of the average loan portfolio.

(3)          Citigroup adopted SFAS 166/167 effective January 1, 2010.  Beginning in the 2010 first quarter there is no longer a difference between GAAP Revenues and NCLs and those for Managed Revenues and NCLs. Prior quarters’ Managed Revenues and NCLs are included herein for comparative purposes to the 2010 first quarter revenues and net credit losses.
The historical disclosures reflect the impact from credit card securitizations only.
See pages 43 - 46 for additional reconciliations of managed measures to their most comparable GAAP measure.

(4)          Managed Average Yield is gross interest revenue earned divided by average managed loans.

(5)          Managed Net Interest Revenue includes certain fees that are recorded as interest revenue.

(6)          Managed Net Credit Margin is Total Revenues, net of Interest Expense, less Net Credit Losses and Policy Benefits and Claims.

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

CITICORP
REGIONAL CONSUMER BANKING
NORTH AMERICA
Page 1
(In millions of dollars)

	1Q 2009	2Q 2009	3Q 2009	4Q 2009	1Q 2010	1Q10 vs. 1Q09 Increase/ (Decrease)

Net Interest Revenue	$1,192	$1,330	$1,387	$1,295	$2,954	NM
Non-Interest Revenue	1,311	852	630	579	847	(35)%
Total Revenues, Net of Interest Expense (1)	2,503	2,182	2,017	1,874	3,801	52%
Total Operating Expenses	1,494	1,486	1,499	1,508	1,611	8%
Net Credit Losses	257	307	279	308	2,157	NM
Credit Reserve Build / (Release)	253	149	54	71	4	(98)%
Provision for Benefits & Claims	13	15	14	8	8	(38)%
Provision for Loan Losses and for Benefits and Claims	523	471	347	387	2,169	NM
Income (loss) from Continuing Operations before Taxes	486	225	171	(21)	21	(96)%
Income Taxes (benefits)	129	86	(35)	(49)	(1)	(101)%
Income (loss) from Continuing Operations	357	139	206	28	22	(94)%
Net Income (loss) Attributable to Minority Interests	—	—	—	—	—	—
Net Income (Loss)	$357	$139	$206	$28	$22	(94)%
Average Assets (in billions of dollars)	$72	$74	$75	$71	$121	68%
Return on Assets	2.01%	0.75%	1.09%	0.16%	0.07%

Net Credit Losses as a % of Average Loans	2.13%	2.61%	2.40%	2.57%	7.85%

Revenue by Business
Retail Banking	$1,296	$1,376	$1,333	$1,232	$1,280	(1)%
Citi-Branded Cards	1,207	806	684	642	2,521	NM
Total GAAP Revenues	2,503	2,182	2,017	1,874	3,801	52%
Net Impact of Credit Card Securitization Activity (2)	1,484	1,644	1,800	1,744	—	(100)%
Total Managed Revenues	$3,987	$3,826	$3,817	$3,618	$3,801	(5)%

Net Credit Losses by Business
Retail Banking	$56	$88	$78	$88	$73	30%
Citi-Branded Cards	201	219	201	220	2,084	NM
Total GAAP NCLs	257	307	279	308	2,157	NM
Impact of Credit Card Securitization Activity (2)	1,491	1,837	1,876	1,727	—	(100)%
Total Managed Net Credit Losses	$1,748	$2,144	$2,155	$2,035	$2,157	23%

Income (loss) from Continuing Operations by Business
Retail Banking	$241	$242	$193	$129	$184	(24)%
Citi-Branded Cards	116	(103)	13	(101)	(162)	NM
Total	$357	$139	$206	$28	$22	(94)%

(1)          For Citi-Branded Cards, the first and second quarters of 2008 include releases of $28 million and $21 million, respectively, from the allowance for credit losses related to loan receivables that were securitized during the quarter.

(2)          Citigroup adopted SFAS 166/167 effective January 1, 2010.  Beginning in the 2010 first quarter there is no longer a difference between GAAP Revenues and NCLs and those for Managed Revenues and NCLs. Prior quarters’ Managed Revenues and NCLs are included herein for comparative purposes to the 2010 first quarter revenues and net credit losses.
The historical disclosures reflect the impact from credit card securitizations only.
The information above reconciles Managed disclosures to the most-relevant GAAP disclosures.
See pages 43 - 46 for additional reconciliations of managed measures to their most comparable GAAP measure.

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

CITICORP REGIONAL CONSUMER BANKING NORTH AMERICA Page 2

						1Q10 vs.
	1Q	2Q	3Q	4Q	1Q	1Q09 Increase/
	2009	2009	2009	2009	2010	(Decrease)

Retail Banking Key Indicators (in billions of dollars, except branches)

Branches	1,000	1,001	1,002	1,003	1,003	—
Accounts (in millions)	13.4	13.5	13.6	13.6	13.5	1%
Investment AUMs	$30.3	$31.8	$34.1	$33.4	$32.6	8%

Average Deposits	$130.9	$139.6	$142.1	$149.3	$144.2	10%

Average Loans	$34.3	$35.0	$34.3	$34.1	$32.2	(6)%

EOP Loans:
Real Estate Lending	$27.0	$26.3	$26.7	$24.9	$24.4	(10)%
Commerical Markets	2.0	2.0	2.3	2.1	2.1	5%
Personal and Other	5.1	5.3	5.0	5.2	5.0	(2)%
Total EOP Loans	$34.1	$33.6	$34.0	$32.2	$31.5	(8)%

Mortgage Originations	$21.5	$28.8	$11.9	$9.3	$10.3	(52)%

Third Party Mortgage Servicing Portfolio (EOP in billions)	$164.2	$176.8	$186.2	$187.0	$191.2	16%

Net Servicing & Gain/(Loss) on Sale	$241.0	$242.3	$99.5	$104.3	$207.8	(14)%

Net Interest Revenue as a % of Avg. Loans	2.10%	2.11%	2.18%	2.16%	2.30%

Net Credit Losses as a % of Avg. Loans	0.66%	1.00%	0.91%	1.04%	0.94%

Loans 90+ Days Past Due	$99	$97	$92	$106	$142	43%
As a % of EOP Loans	0.29%	0.29%	0.27%	0.33%	0.45%

Loans 30-89 Days Past Due	$92	$87	$82	$81	$236	NM
As a % of EOP Loans	0.27%	0.26%	0.24%	0.25%	0.75%

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

CITICORP REGIONAL CONSUMER BANKING NORTH AMERICA Page 3

						1Q10 vs.
	1Q	2Q	3Q	4Q	1Q	1Q09 Increase/
	2009	2009	2009	2009	2010	(Decrease)

Citi-Branded Cards Key Indicators (in billions of dollars) (1)
EOP Open Accounts (in millions)	25.6	25.0	24.5	23.1	21.8	(15)%
Purchase Sales	$40.1	$42.4	$42.3	$41.8	$36.2	(10)%

Average Managed Loans (2)
Off-Balance Sheet	$68.4	$69.6	$70.8	$69.7	$—	(100)%
On Balance Sheet	14.6	12.2	11.8	13.4	79.2	NM
Total	$83.0	$81.8	$82.6	$83.1	$79.2	(5)%

EOP Managed Loans (2)
Off-Balance Sheet	$69.2	$71.7	$71.9	$72.6	$—	(100)%
On Balance Sheet	12.5	11.6	12.8	11.5	77.7	NM
Total	$81.7	$83.3	$84.7	$84.1	$77.7	(5)%

Managed Average Yield (3)	12.86%	12.57%	12.64%	12.05%	13.58%
Managed Net Int. Rev as a % of Avg. Managed Loans (4)	10.84%	10.34%	9.96%	9.37%	10.76%
Managed Net Credit Losses	$1,692	$2,056	$2,077	$1,947	$2,084	23%
Managed NCLs as a % of Average Managed Loans	8.27%	10.08%	9.98%	9.30%	10.67%
Managed Net Credit Margin as a % of Avg. Man. Loans (5)	4.82%	1.86%	1.89%	2.06%	2.24%

Managed Loans 90+ Days Past Due	$2,307	$2,366	$2,190	$2,371	$2,304	—
As a % of EOP Managed Loans	2.82%	2.84%	2.59%	2.82%	2.96%

Managed Loans 30-89 Days Past Due	$2,337	$2,024	$2,213	$2,182	$2,145	(8)%
As a % of EOP Managed Loans	2.86%	2.43%	2.61%	2.59%	2.76%

(1)

Citigroup adopted SFAS 166/167 effective January 1, 2010. Beginning in the 2010 first quarter there is no longer a difference between GAAP Revenues and NCLs and those for Managed Revenues and NCLs. Prior quarters’ Managed Revenues and NCLs are included herein for comparative purposes to the 2010 first quarter revenues and net credit losses.

The historical disclosures reflect the impact from credit card securitizations only.
See pages 43 - 46 for additional reconciliations of managed measures to their most comparable GAAP measure.

(2)	Average Loans, EOP Loans and the related consumer delinquency amounts and ratios include interest and fees receivables balances.

(3)	Managed Average Yield is gross interest revenue earned divided by average managed loans.

(4)	Managed Net Interest Revenue includes certain fees that are recorded as interest revenue.

(5)	Managed Net Credit Margin is Total Revenues, net of Interest Expense, less Net Credit Losses and Policy Benefits and Claims.

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

CITICORP REGIONAL CONSUMER BANKING EMEA PAGE 1 (In millions of dollars)

						1Q10 vs.
	1Q	2Q	3Q	4Q	1Q	1Q09 Increase/
	2009	2009	2009	2009	2010	(Decrease)

Net Interest Revenue	$224	$243	$262	$250	$248	11%
Non-Interest Revenue	136	151	153	136	157	15%
Total Revenues, Net of Interest Expense	360	394	415	386	405	13%
Total Operating Expenses	256	282	270	286	277	8%
Net Credit Losses	89	121	139	138	97	9%
Credit Reserve Build / (Release)	72	158	67	10	(10)	NM
Provision for Benefits & Claims	—	—	—	—	—	—
Provision for Loan Losses and for Benefits and Claims	161	279	206	148	87	(46)%
Income (loss) from Continuing Operations before Taxes	(57)	(167)	(61)	(48)	41	NM
Income Taxes (benefits)	(24)	(57)	(38)	(5)	14	NM
Income (loss) from Continuing Operations	(33)	(110)	(23)	(43)	27	NM
Net Income (loss) Attributable to Minority Interests	—	—	2	(2)	—	—
Net Income (Loss)	$(33)	$(110)	$(25)	$(41)	$27	NM
Average Assets (in billions of dollars)	$11	$11	$11	$11	$10	(9)%
Return on Assets	(1.22)%	(4.01)%	(0.90)%	(1.48)%	1.10%

Net Credit Losses as a % of Average Loans	4.57%	5.78%	6.34%	6.44%	4.98%

Revenue by Business
Retail Banking	$205	$234	$237	$213	$222	8%
Citi-Branded Cards	155	160	178	173	183	18%
Total	$360	$394	$415	$386	$405	13%

Income (loss) from Continuing Operations by Business
Retail Banking	$(41)	$(76)	$(23)	$(39)	$(6)	85%
Citi-Branded Cards	8	(34)	—	(4)	33	NM
Total	$(33)	$(110)	$(23)	$(43)	$27	NM

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

CITICORP REGIONAL CONSUMER BANKING EMEA PAGE 2

						1Q10 vs.
	1Q	2Q	3Q	4Q	1Q	1Q09 Increase/
	2009	2009	2009	2009	2010	(Decrease)

Retail Banking Key Indicators (in billions of dollars, except branches)

Branches	401	396	389	341	310	(23)%
Accounts (in millions)	3.8	3.7	3.7	3.7	3.7	(3)%
Average Deposits	$8.3	$9.0	$9.5	$9.9	$9.7	17%
Investment Sales	$0.4	$0.5	$0.5	$0.6	$0.7	75%
Investment AUMs	$3.5	$4.5	$4.2	$4.3	$4.4	26%
Average Loans	$5.4	$5.6	$5.7	$5.5	$5.0	(7)%
EOP Loans:
Real Estate Lending	$0.1	$0.1	$0.1	$0.1	$0.1	—
Commerical Markets	1.8	1.9	1.9	1.6	1.5	(17)%
Personal and Other	3.6	3.7	3.7	3.5	3.3	(8)%
Total EOP Loans	$5.5	$5.7	$5.7	$5.2	$4.9	(11)%
Net Interest Revenue as a % of Average Loans (1)	9.26%	9.78%	9.77%	8.87%	10.23%
Net Credit Losses as a % of Average Loans	4.50%	5.34%	5.84%	5.99%	3.88%
Loans 90+ Days Past Due	$58	$70	$62	$60	$52	(10)%
As a % of EOP Loans	1.06%	1.23%	1.09%	1.15%	1.06%
Loans 30-89 Days Past Due	$213	$235	$230	$203	$182	(15)%
As a % of EOP Loans	3.87%	4.12%	4.04%	3.90%	3.71%

Citi-Branded Cards Key Indicators (in billions of dollars)
EOP Open Accounts (in millions)	2.8	2.8	2.7	2.7	2.6	(7)%
Purchase Sales	$1.8	$1.9	$2.2	$2.5	$2.1	17%
Average Loans (2)	$2.5	$2.8	$3.0	$3.0	$2.9	16%
EOP Loans (2)	$2.5	$2.8	$3.0	$3.0	$2.9	16%
Average Yield (3)	19.77%	20.23%	20.69%	21.06%	21.31%	8%
Net Interest Revenue as a % of Avg. Loans (4)	16.17%	15.11%	16.22%	16.79%	17.13%	6%
Net Credit Losses as a % of Average Loans	4.68%	6.70%	7.24%	7.13%	6.97%	49%
Net Credit Margin as a % of Avg. Loans (5)	20.32%	16.14%	16.07%	15.70%	18.53%	(9)%
Loans 90+ Days Past Due	$58	$99	$90	$85	$77	33%
As a % of EOP Loans	2.33%	3.54%	3.01%	2.82%	2.66%
Loans 30-89 Days Past Due	$131	$146	$155	$140	$113	(14)%
As a % of EOP Loans	5.24%	5.21%	5.17%	4.67%	3.91%

(1)    Also includes Net Interest Revenue related to the region’s deposit balances in excess of the average loan portfolio.

(2)   Average Loans, EOP Loans and the related consumer delinquency amounts and ratios include interest and fees receivables balances.

(3)   Average Yield is gross interest revenue earned divided by average loans.

(4)   Net Interest Revenue  includes certain fees that are recorded as interest revenue.

(5)   Net Credit Margin is Total Revenues, net of Interest Expense, less Net Credit Losses and Policy Benefits and Claims.

Reclassified to conform to the current period’s presentation.

CITICORP REGIONAL CONSUMER BANKING LATIN AMERICA PAGE 1 (In millions of dollars)

						1Q10 vs.
	1Q	2Q	3Q	4Q	1Q	1Q09 Increase/
	2009	2009	2009	2009	2010	(Decrease)

Net Interest Revenue	$1,275	$1,368	$1,366	$1,390	$1,458	14%
Non-Interest Revenue	649	582	605	682	618	(5)%
Total Revenues, Net of Interest Expense	1,924	1,950	1,971	2,072	2,076	8%
Total Operating Expenses	958	1,090	1,127	1,263	1,142	19%
Net Credit Losses	541	610	657	625	509	(6)%
Credit Reserve Build / (Release)	166	156	141	(1)	(136)	NM
Provision for Benefits & Claims	29	27	29	29	36	24%
Provision for Loan Losses and for Benefits and Claims	736	793	827	653	409	(44)%
Income (loss) from Continuing Operations before Taxes	230	67	17	156	525	NM
Income Taxes (benefits)	11	(49)	(60)	43	136	NM
Income (loss) from Continuing Operations	219	116	77	113	389	78%
Net Income (loss) Attributable to Minority Interests	—	—	—	—	(5)	—
Net Income (Loss)	$219	$116	$77	$113	$394	80%
Average Assets (in billions of dollars)	$60	$66	$66	$70	$72	20%
Return on Assets	1.48%	0.70%	0.46%	0.64%	2.22%

Net Credit Losses as a % of Average Loans	8.22%	8.68%	8.99%	8.18%	6.75%

Revenue by Business
Retail Banking	$1,026	$1,112	$1,114	$1,183	$1,196	17%
Citi-Branded Cards	898	838	857	889	880	(2)%
Total	$1,924	$1,950	$1,971	$2,072	$2,076	8%

Income (loss) from Continuing Operations by Business
Retail Banking	$230	$196	$154	$169	$256	11%
Citi-Branded Cards	(11)	(80)	(77)	(56)	133	NM
Total	$219	$116	$77	$113	$389	78%

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

CITICORP REGIONAL CONSUMER BANKING LATIN AMERICA PAGE 2

						1Q10 vs.
	1Q	2Q	3Q	4Q	1Q	1Q09 Increase/
	2009	2009	2009	2009	2010	(Decrease)

Retail Banking Key Indicators (in billions of dollars, except branches)

Branches	2,065	2,066	2,163	2,216	2,203	7%
Accounts (in millions)	26.2	26.3	26.6	26.3	25.9	(1)%
Average Deposits	$34.1	$36.0	$35.8	$37.9	$39.6	16%
Investment Sales	$11.5	$18.3	$15.0	$12.8	$14.3	24%
Investment AUMs	$26.7	$32.8	$35.1	$34.8	$37.9	42%
Average Loans	$15.3	$16.3	$16.9	$18.0	$18.5	21%
EOP Loans:
Real Estate Lending	$2.5	$2.8	$2.8	$3.2	$3.6	44%
Commerical Markets	8.5	7.6	8.0	9.1	9.8	15%
Personal and Other	4.4	6.1	6.9	5.9	6.0	36%
Total EOP Loans	$15.4	$16.5	$17.7	$18.2	$19.4	26%
Net Interest Revenue as a % of Average Loans (1)	16.80%	17.23%	16.32%	16.10%	17.31%
Net Credit Losses as a % of Average Loans	2.96%	3.45%	2.65%	3.31%	1.96%
Loans 90+ Days Past Due	$280	$360	$324	$382	$433	55%
As a % of EOP Loans	1.82%	2.18%	1.83%	2.10%	2.23%
Loans 30-89 Days Past Due	$290	$322	$299	$300	$357	23%
As a % of EOP Loans	1.88%	1.95%	1.69%	1.65%	1.84%

Citi-Branded Cards Key Indicators (in billions of dollars)
EOP Open Accounts (in millions)	12.9	12.5	12.3	12.2	12.1	(6)%
Purchase Sales	$5.9	$6.5	$7.2	$8.1	$7.3	24%
Average Loans (2)	$11.4	$11.9	$12.1	$12.3	$12.1	6%
EOP Loans (2)	$11.3	$12.1	$12.1	$12.4	$12.1	7%
Average Yield (3)	25.90%	24.92%	24.26%	23.80%	24.58%
Net Interest Revenue as a % of Avg. Loans (4)	22.67%	22.45%	22.00%	21.35%	22.43%
Net Credit Losses as a % of Average Loans	15.30%	15.86%	17.83%	15.37%	14.03%
Net Credit Margin as a % of Avg. Loans (5)	16.73%	12.31%	10.29%	13.31%	15.55%
Loans 90+ Days Past Due	$555	$697	$597	$553	$497	(10)%
As a % of EOP Loans	4.91%	5.76%	4.93%	4.46%	4.11%
Loans 30-89 Days Past Due	$683	$685	$593	$556	$473	(31)%
As a % of EOP Loans	6.04%	5.66%	4.90%	4.48%	3.91%

(1)    Also includes Net Interest Revenue related to the region’s deposit balances in excess of the average loan portfolio.

(2)    Average Loans, EOP Loans and the related consumer delinquency amounts and ratios include interest and fees receivables balances.

(3)    Average Yield is gross interest revenue earned divided by average loans.

(4)    Net Interest Revenue  includes certain fees that are recorded as interest revenue.

(5)    Net Credit Margin is Total Revenues, net of Interest Expense, less Net Credit Losses and Policy Benefits and Claims.

Reclassified to conform to the current period’s presentation.

CITICORP
REGIONAL CONSUMER BANKING
ASIA
PAGE 1
(In millions of dollars)

						1Q10 vs.
	1Q	2Q	3Q	4Q	1Q	1Q09 Increase/
	2009	2009	2009	2009	2010	(Decrease)

Net Interest Revenue	$1,151	$1,199	$1,201	$1,271	$1,257	9%
Non-Interest Revenue	415	476	516	537	543	31%
Total Revenues, Net of Interest Expense	1,566	1,675	1,717	1,808	1,800	15%
Total Operating Expenses	796	845	882	999	907	14%
Net Credit Losses	287	368	367	317	277	(3)%
Credit Reserve Build / (Release)	195	156	94	78	(38)	NM
Provision for Benefits & Claims	—	—	—	—	—	—
Provision for Loan Losses and for Benefits and Claims	482	524	461	395	239	(50)%
Income (loss) from Continuing Operations before Taxes	288	306	374	414	654	NM
Income Taxes (benefits)	40	27	(70)	(47)	78	95%
Income (loss) from Continuing Operations	248	279	444	461	576	NM
Net Income (loss) Attributable to Minority Interests	—	—	—	—	—	—
Net Income (Loss)	$248	$279	$444	$461	$576	NM
Average Assets (in billions of dollars)	$86	$88	$96	$101	$105	22%
Return on Assets	1.17%	1.27%	1.83%	1.81%	2.22%

Net Credit Losses as a % of Average Loans	1.89%	2.35%	2.21%	1.83%	1.57%

Revenue by Business
Retail Banking	$1,010	$1,067	$1,076	$1,128	$1,116	10%
Citi-Branded Cards	556	608	641	680	684	23%
Total	$1,566	$1,675	$1,717	$1,808	$1,800	15%

Income (loss) from Continuing Operations by Business
Retail Banking	$220	$273	$374	$351	$414	88%
Citi-Branded Cards	28	6	70	110	162	NM
Total	$248	$279	$444	$461	$576	NM

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

CITICORP
REGIONAL CONSUMER BANKING
ASIA
PAGE 2

						1Q10 vs.
	1Q	2Q	3Q	4Q	1Q	1Q09 Increase/
	2009	2009	2009	2009	2010	(Decrease)

Retail Banking Key Indicators (in billions of dollars, except branches)

Branches	704	694	693	698	704	—
Accounts (in millions)	16.6	16.6	16.2	15.9	16.1	(3)%
Average Deposits	$83.1	$87.6	$91.3	$94.6	$95.7	15%
Investment Sales	$3.4	$6.2	$7.4	$8.2	$8.9	NM
Investment AUMs	$33.0	$38.1	$42.9	$44.8	$45.9	39%
Average Loans	$46.1	$46.7	$49.1	$51.2	$53.8	17%
EOP Loans:
Real Estate Lending	$21.6	$23.3	$24.9	$25.7	$27.9	29%
Commerical Markets	12.8	11.9	12.7	12.7	13.5	5%
Personal and Other	11.7	12.2	12.8	13.0	13.4	15%
Total EOP Loans	$46.1	$47.4	$50.4	$51.4	$54.8	19%
Net Interest Revenue as a % of Average Loans (1)	6.56%	6.57%	6.14%	6.30%	5.98%
Net Credit Losses as a % of Average Loans	0.98%	1.10%	0.96%	0.68%	0.60%
Loans 90+ Days Past Due	$263	$284	$262	$236	$236	(10)%
As a % of EOP Loans	0.57%	0.60%	0.52%	0.46%	0.43%
Loans 30-89 Days Past Due	$516	$446	$408	$437	$422	(18)%
As a % of EOP Loans	1.12%	0.94%	0.81%	0.85%	0.77%

Citi-Branded Cards Key Indicators (in billions of dollars)
EOP Open Accounts (in millions)	15.9	15.5	15.1	15.1	14.8	(7)%
Purchase Sales	$11.8	$12.8	$13.8	$15.2	$14.5	23%
Average Loans (2)	$15.6	$16.2	$16.7	$17.5	$17.8	14%
EOP Loans (2)	$15.4	$16.5	$17.0	$17.9	$17.5	14%
Average Yield (3)	13.64%	13.55%	13.14%	13.15%	13.17%	(3)%
Net Interest Revenue as a % of Avg. Loans (4)	10.55%	10.76%	10.47%	10.40%	10.59%	—
Net Credit Losses as a % of Average Loans	4.60%	5.94%	5.90%	5.20%	4.50%	(2)%
Net Credit Margin as a % of Avg. Loans (5)	9.88%	9.12%	9.33%	10.23%	11.12%
Loans 90+ Days Past Due	$319	$350	$315	$277	$264	(17)%
As a % of EOP Loans	2.07%	2.12%	1.85%	1.55%	1.51%
Loans 30-89 Days Past Due	$387	$381	$367	$353	$361	(7)%
As a % of EOP Loans	2.51%	2.31%	2.16%	1.97%	2.06%

(1)      Also includes Net Interest Revenue related to the region’s deposit balances in excess of the average loan portfolio.

(2)      Average Loans, EOP Loans and the related consumer delinquency amounts and ratios include interest and fees receivables balances.

(3)      Average Yield is gross interest revenue earned divided by average loans.

(4)      Net Interest Revenue  includes certain fees that are recorded as interest revenue.

(5)      Net Credit Margin is Total Revenues, net of Interest Expense, less Net Credit Losses and Policy Benefits and Claims.

Reclassified to conform to the current period’s presentation.

CITICORP INSTITUTIONAL CLIENTS GROUP (In millions of dollars)

						1Q10 vs.
	1Q	2Q	3Q	4Q	1Q	1Q09 Increase/
	2009	2009	2009	2009	2010	(Decrease)

Commissions and Fees	$440	$489	$560	$554	$554	26%
Administration and Other Fiduciary Fees	1,227	1,242	1,264	1,268	1,275	4%
Investment Banking	941	1,240	1,066	1,440	953	1%
Principal Transactions	6,950	880	(571)	(1,767)	3,344	(52)%
Other	347	699	518	83	361	4%
Total Non-Interest Revenue	9,905	4,550	2,837	1,578	6,487	(35)%
Net Interest Revenue (including Dividends)	4,669	4,634	4,511	4,214	3,953	(15)%
Total Revenues, Net of Interest Expense	14,574	9,184	7,348	5,792	10,440	(28)%
Total Operating Expenses	3,895	4,365	4,644	4,695	4,548	17%
Net Credit Losses	77	169	292	207	102	32%
Provision for Unfunded Lending Commitments	32	83	—	23	(7)	NM
Credit Reserve Build / (Release)	312	612	166	(194)	(180)	NM
Provision for Benefits & Claims	—	—	—	—	—	—
Provision for Credit Losses and for Benefits and Claims	421	864	458	36	(85)	NM
Income from Continuing Operations before Taxes	10,258	3,955	2,246	1,061	5,977	(42)%
Income Taxes (benefits)	3,218	1,143	460	(222)	1,830	(43)%
Income from Continuing Operations	7,040	2,812	1,786	1,283	4,147	(41)%
Net Income (loss) Attributable to Minority Interests	(3)	3	23	45	26	NM
Net Income	$7,043	$2,809	$1,763	$1,238	$4,121	(41)%
Average Assets (in billions of dollars)	$874	$829	$847	$866	$932	7%
Return on Assets	3.27%	1.36%	0.83%	0.57%	1.79%

Revenue by Region
North America	$5,605	$2,377	$1,944	$1,433	$4,192	(25)%
EMEA	5,066	3,418	3,047	1,907	3,348	(34)%
Latin America	1,143	1,389	1,042	1,220	951	(17)%
Asia	2,760	2,000	1,315	1,232	1,949	(29)%
Total	$14,574	$9,184	$7,348	$5,792	$10,440	(28)%

Income from Continuing Operations by Region
North America	$2,635	$149	$159	$57	$1,583	(40)%
EMEA	2,497	1,096	858	262	1,338	(46)%
Latin America	572	677	367	524	429	(25)%
Asia	1,336	890	402	440	797	(40)%
Total	$7,040	$2,812	$1,786	$1,283	$4,147	(41)%

Average Loans by Region (in billions)
North America	$57	$55	$49	$46	$64	12%
EMEA	48	48	43	41	36	(25)%
Latin America	21	21	22	22	22	5%
Asia	30	28	27	28	31	3%
Total	$156	$152	$141	$137	$153	(2)%

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

CITICORP INSTITUTIONAL CLIENTS GROUP SECURITIES AND BANKING (In millions of dollars)

						1Q10 vs.
	1Q	2Q	3Q	4Q	1Q	1Q09 Increase/
	2009	2009	2009	2009	2010	(Decrease)

Net Interest Revenue	$3,263	$3,179	$3,118	$2,817	$2,565	(21)%
Non-Interest Revenue	8,937	3,522	1,773	500	5,438	(39)%
Total Revenues, Net of Interest Expense	12,200	6,701	4,891	3,317	8,003	(34)%
Total Operating Expenses	2,821	3,277	3,503	3,483	3,397	20%
Net Credit Losses	74	172	294	202	101	36%
Provision for Unfunded Lending Commitments	32	83	—	23	(7)	NM
Credit Reserve Build / (Release)	314	604	171	(197)	(162)	NM
Provision for Benefits & Claims	—	—	—	—	—	—
Provision for Loan Losses and for Benefits and Claims	420	859	465	28	(68)	NM
Income (loss) from Continuing Operations before Taxes	8,959	2,565	923	(194)	4,674	(48)%
Income Taxes (benefits)	2,823	727	76	(558)	1,468	(48)%
Income from Continuing Operations	6,136	1,838	847	364	3,206	(48)%
Net Income Attributable to Minority Interests	1	—	18	36	21	NM
Net Income	$6,135	$1,838	$829	$328	$3,185	(48)%

Average Assets (in billions of dollars)	816	770	787	805	868	6%
Return on Assets	3.05%	0.96%	0.42%	0.16%	1.49%

Revenue Details:
Investment Banking:
Advisory (1)	$227	$130	$186	$211	$198	(13)%
Equity Underwriting	143	279	258	705	224	57%
Debt Underwriting	613	752	720	543	635	4%
Total Investment Banking	983	1,161	1,164	1,459	1,057	8%
Lending	(363)	(1,104)	(794)	(219)	243	NM
Equity Markets	1,605	1,101	446	31	1,213	(24)%
Fixed Income Markets	10,023	5,569	4,024	1,680	5,380	(46)%
Private Bank	504	481	522	561	494	(2)%
Other Securities and Banking	(552)	(507)	(471)	(195)	(384)	30%
Total Securities and Banking Revenues	$12,200	$6,701	$4,891	$3,317	$8,003	(34)%

Credit Valuation Adjustment (CVA) {included in lines above}	2,659	(855)	(1,678)	(1,897)	289	(89)%
Total Revenues Excluding CVA	$9,541	$7,556	$6,569	$5,214	$7,714	(19)%

(1)   Certain of Citigroup’s Advisory activities are included within the Citi Holdings segment.

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

CITICORP INSTITUTIONAL CLIENTS GROUP TRANSACTION SERVICES (In millions of dollars)

						1Q10 vs.
	1Q	2Q	3Q	4Q	1Q	1Q09 Increase/
	2009	2009	2009	2009	2010	(Decrease)

Net Interest Revenue	$1,406	$1,455	$1,393	$1,397	$1,388	(1)%
Non-Interest Revenue	968	1,028	1,064	1,078	1,049	8%
Total Revenues, Net of Interest Expense	2,374	2,483	2,457	2,475	2,437	3%
Total Operating Expenses	1,074	1,088	1,141	1,212	1,151	7%
Net Credit Losses	3	(3)	(2)	5	1	(67)%
Provision for Unfunded Lending Commitments	—	—	—	—	—	—
Credit Reserve Build / (Release)	(2)	8	(5)	3	(18)	NM
Provision for Benefits & Claims	—	—	—	—	—	—
Provision for Credit Losses and for Benefits and Claims	1	5	(7)	8	(17)	NM
Income (loss) from Continuing Operations before Taxes	1,299	1,390	1,323	1,255	1,303	—
Income Taxes	395	416	384	336	362	(8)%
Income from Continuing Operations	904	974	939	919	941	4%
Net Income Attributable to Minority Interests	(4)	3	5	9	5	NM
Net Income	$908	$971	$934	$910	$936	3%
Average Assets (in billions of dollars)	$58	$59	$60	$61	$64	10%
Return on Assets	6.35%	6.60%	6.18%	5.92%	5.93%

Revenue Details
Treasury and Trade Solutions	$1,750	$1,793	$1,794	$1,764	$1,781	2%
Securities and Fund Services	624	690	663	711	656	5%
Total	$2,374	$2,483	$2,457	$2,475	$2,437	3%

Average Deposits and Other Customer Liability Balances (in billions)
North America	$76	73	81	85	$72	(5)%
EMEA	97	100	104	110	106	9%
Latin America	17	18	20	24	26	53%
Asia	88	97	109	116	115	31%
Total	$278	$288	$314	$335	$319	15%

EOP Assets Under Custody (in trillions of dollars)	$10.5	$11.4	$12.1	$12.1	$11.8	12%

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

CITICORP North America (In millions of dollars)

						1Q10 vs.
	1Q	2Q	3Q	4Q	1Q	1Q09 Increase/
	2009	2009	2009	2009	2010	(Decrease)

Net Interest Revenue	$3,143	$3,186	$3,081	$2,984	$4,554	45%
Non-Interest Revenue	4,965	1,373	880	323	3,439	(31)%
Total Revenues, Net of Interest Expense (1)	8,108	4,559	3,961	3,307	7,993	(1)%
Total Operating Expenses	3,050	3,462	3,295	3,386	3,454	13%
Net Credit Losses	488	352	363	330	2,232	NM
Credit Reserve Build / (Release)	290	238	132	2	(25)	NM
Provision for Benefits & Claims	13	15	14	8	7	(46)%
Provision Unfunded Lending Commitments	32	83	—	5	(1)	NM
Provision for Credit Losses and for Benefits and Claims	823	688	509	345	2,213	NM
Income from Continuing Operations before Taxes	4,235	409	157	(424)	2,326	(45)%
Income Taxes	1,243	121	(208)	(509)	721	(42)%
Income from Continuing Operations	2,992	288	365	85	1,605	(46)%
Net Income Attributable to Minority Interests	(5)	(6)	16	24	5	NM
Net Income	$2,997	$294	$349	$61	$1,600	(47)%
Average Assets (in billions of dollars)	$497	$426	$463	$441	$570	15%
Return on Assets	2.45%	0.28%	0.30%	0.05%	1.14%

Revenue by Business
Retail Banking	$1,296	$1,376	$1,333	$1,232	$1,280	(1)%
Citi-Branded Cards	1,207	806	684	642	2,521	NM
Regional Consumer Banking	2,503	2,182	2,017	1,874	3,801	52%
Securities and Banking	5,016	1,721	1,301	795	3,553	(29)%
Transaction Services	589	656	643	638	639	8%
Total GAAP Revenues	8,108	4,559	3,961	3,307	7,993	(1)%
Net Impact of Credit Card Securitization Activity (1)	1,484	1,644	1,800	1,744	—	(100)%
Total Managed Revenues	$9,592	$6,203	$5,761	$5,051	$7,993	(17)%

GAAP Net Credit Losses	$488	$352	$363	$330	$2,232	NM
Impact of Credit Card Securitization Activity (1)	1,491	1,837	1,876	1,727	—	(100)%
Total Managed Net Credit Losses	$1,979	$2,189	$2,239	$2,057	$2,232	13%

Income (loss) from Continuing Operations by Business
Retail Banking	$241	$242	$193	$129	$184	(24)%
Citi-Branded Cards	116	(103)	13	(101)	(162)	NM
Regional Consumer Banking	357	139	206	28	22	(94)%
Securities and Banking	2,497	(32)	7	(87)	1,424	(43)%
Transaction Services	138	181	152	144	159	15%
Total	$2,992	$288	$365	$85	$1,605	(46)%

(1)          Citigroup adopted SFAS 166/167 effective January 1, 2010.  Beginning in the 2010 first quarter there is no longer a difference between GAAP Revenues and NCLs and those for Managed Revenues and NCLs. Prior quarters’ Managed Revenues and NCLs are included herein for comparative purposes to the 2010 first quarter revenues and net credit losses.

The historical disclosures reflect the impact from credit card securitizations only.

The information above reconciles Managed disclosures to the most-relevant GAAP disclosures.

See pages 43 - 46 for additional reconciliations of managed measures to their most comparable GAAP measure.

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

CITICORP EMEA (In millions of dollars)

						1Q10 vs.
	1Q	2Q	3Q	4Q	1Q	1Q09 Increase/
	2009	2009	2009	2009	2010	(Decrease)

Net Interest Revenue	$1,495	$1,427	$1,430	$1,332	$1,174	(21)%
Non-Interest Revenue	3,931	2,385	2,032	961	2,579	(34)%
Total Revenues, Net of Interest Expense	5,426	3,812	3,462	2,293	3,753	(31)%
Total Operating Expenses	1,495	1,576	1,863	1,751	1,760	18%
Net Credit Losses	149	251	346	328	116	(22)%
Credit Reserve Build / (Release)	107	655	87	(50)	(174)	NM
Provision for Benefits & Claims	—	—	—	—	—	—
Provision Unfunded Lending Commitments	—	—	—	19	(6)	—
Provision for Credit Losses and for Benefits and Claims	256	906	433	297	(64)	NM
Income from Continuing Operations before Taxes	3,675	1,330	1,166	245	2,057	(44)%
Income Taxes	1,211	344	331	26	692	(43)%
Income from Continuing Operations	2,464	986	835	219	1,365	(45)%
Net Income Attributable to Minority Interests	1	8	8	20	20	NM
Net Income	$2,463	$978	$827	$199	$1,345	(45)%
Average Assets (in billions of dollars)	$227	$241	$223	$242	$225	(1)%
Return on Assets	4.40%	1.63%	1.47%	0.33%	2.42%

Revenue by Business
Retail Banking	$205	$234	$237	$213	$222	8%
Citi-Branded Cards	155	160	178	173	183	18%
Regional Consumer Banking	360	394	415	386	405	13%
Securities and Banking	4,222	2,558	2,202	1,067	2,515	(40)%
Transaction Services	844	860	845	840	833	(1)%
Total	$5,426	$3,812	$3,462	$2,293	$3,753	(31)%

Income (loss) from Continuing Operations by Business
Retail Banking	$(41)	$(76)	$(23)	$(39)	$(6)	85%
Citi-Branded Cards	8	(34)	—	(4)	33	NM
Regional Consumer Banking	(33)	(110)	(23)	(43)	27	NM
Securities and Banking	2,171	746	550	(41)	1,032	(52)%
Transaction Services	326	350	308	303	306	(6)%
Total	$2,464	$986	$835	$219	$1,365	(45)%

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

CITICORP LATIN AMERICA (In millions of dollars)

						1Q10 vs.
	1Q	2Q	3Q	4Q	1Q	1Q09 Increase/
	2009	2009	2009	2009	2010	(Decrease)

Net Interest Revenue	$1,871	$2,069	$2,133	$2,118	$2,189	17%
Non-Interest Revenue	1,196	1,270	880	1,174	838	(30)%
Total Revenues, Net of Interest Expense	3,067	3,339	3,013	3,292	3,027	(1)%
Total Operating Expenses	1,271	1,421	1,475	1,670	1,479	16%
Net Credit Losses	468	611	651	631	511	9%
Credit Reserve Build / (Release)	273	196	210	(20)	(153)	NM
Provision for Benefits & Claims	29	27	29	29	36	24%
Provision Unfunded Lending Commitments	—	—	—	(2)	—	—
Provision for Credit Losses and for Benefits and Claims	770	834	890	638	394	(49)%
Income from Continuing Operations before Taxes	1,026	1,084	648	984	1,154	12%
Income Taxes	235	291	204	347	336	43%
Income from Continuing Operations	791	793	444	637	818	3%
Net Income Attributable to Minority Interests	—	—	—	(1)	(5)	—
Net Income	$791	$793	$444	$638	$823	4%
Average Assets (in billions of dollars)	$127	$140	$141	$144	$146	15%
Return on Assets	2.53%	2.27%	1.25%	1.76%	2.29%

Revenue by Business
Retail Banking	$1,026	$1,112	$1,114	$1,183	$1,196	17%
Citi-Branded Cards	898	838	857	889	880	(2)%
Regional Consumer Banking	1,924	1,950	1,971	2,072	2,076	8%
Securities and Banking	800	1,049	705	867	607	(24)%
Transaction Services	343	340	337	353	344	—
Total	$3,067	$3,339	$3,013	$3,292	$3,027	(1)%

Income (loss) from Continuing Operations by Business
Retail Banking	$230	$196	$154	$169	$256	11%
Citi-Branded Cards	(11)	(80)	(77)	(56)	133	NM
Regional Consumer Banking	219	116	77	113	389	78%
Securities and Banking	412	527	219	378	272	(34)%
Transaction Services	160	150	148	146	157	(2)%
Total	$791	$793	$444	$637	$818	3%

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

CITICORP ASIA (In millions of dollars)

						1Q10 vs.
	1Q	2Q	3Q	4Q	1Q	1Q09 Increase/
	2009	2009	2009	2009	2010	(Decrease)

Net Interest Revenue	$2,002	$2,092	$2,083	$1,986	$1,953	(2)%
Non-Interest Revenue	2,324	1,583	949	1,054	1,796	(23)%
Total Revenues, Net of Interest Expense	4,326	3,675	3,032	3,040	3,749	(13)%
Total Operating Expenses	1,583	1,609	1,789	1,944	1,792	13%
Net Credit Losses	146	361	374	306	283	94%
Credit Reserve Build / (Release)	328	142	93	32	(8)	NM
Provision for Benefits & Claims	—	—	—	—	1	—
Provision Unfunded Lending Commitments	—	—	—	1	—	—
Provision for Credit Losses and for Benefits and Claims	474	503	467	339	276	(42)%
Income from Continuing Operations before Taxes	2,269	1,563	776	757	1,681	(26)%
Income Taxes (benefits)	685	394	(70)	(144)	308	(55)%
Income from Continuing Operations	1,584	1,169	846	901	1,373	(13)%
Net Income Attributable to Minority Interests	1	1	1	—	1	—
Net Income	$1,583	$1,168	$845	$901	$1,372	(13)%
Average Assets (in billions of dollars)	$252	$261	$268	$292	$299	19%
Return on Assets	2.55%	1.79%	1.25%	1.22%	1.86%

Revenue by Business
Retail Banking	$1,010	$1,067	$1,076	$1,128	$1,116	10%
Citi-Branded Cards	556	608	641	680	684	23%
Regional Consumer Banking	1,566	1,675	1,717	1,808	1,800	15%
Securities and Banking	2,162	1,373	683	588	1,328	(39)%
Transaction Services	598	627	632	644	621	4%
Total	$4,326	$3,675	$3,032	$3,040	$3,749	(13)%

Income (loss) from Continuing Operations by Business
Retail Banking	$220	$273	$374	$351	$414	88%
Citi-Branded Cards	28	6	70	110	162	NM
Regional Consumer Banking	248	279	444	461	576	NM
Securities and Banking	1,056	597	71	114	478	(55)%
Transaction Services	280	293	331	326	319	14%
Total	$1,584	$1,169	$846	$901	$1,373	(13)%

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

CITI HOLDINGS STATEMENT OF INCOME AND BALANCE SHEET SUMMARY (In millions of dollars)

						1Q10 vs.
	1Q	2Q	3Q	4Q	1Q	1Q09 Increase/
	2009	2009	2009	2009	2010	(Decrease)
Revenues
Net interest revenue	$5,057	$4,162	$3,732	$3,188	$4,373	(14)%
Non-interest revenue	(1,963)	11,163	2,518	1,271	2,177	NM
Total revenues, net of interest expense	3,094	15,325	6,250	4,459	6,550	NM

Provisions for Credit Losses and for Benefits and Claims
Net Credit Losses	6,027	6,781	6,234	5,543	5,241	(13)%
Credit Reserve Build / (Release)	1,637	2,645	281	742	340	(79)%
Provision for loan losses	7,664	9,426	6,515	6,285	5,581	(27)%
Provision for Benefits & Claims	290	267	280	257	243	(16)%
Provision for unfunded lending commitments	28	52	—	26	(26)	NM
Total provisions for credit losses and for benefits and claims	7,982	9,745	6,795	6,568	5,798	(27)%

Total operating expenses	4,185	3,609	2,962	3,008	2,574	(38)%

Income (Loss) from Continuing Operations before Income Taxes	(9,073)	1,971	(3,507)	(5,117)	(1,822)	80%
Provision (benefits) for income taxes	(3,588)	789	(1,513)	(2,566)	(946)	74%

Income (Loss) from Continuing Operations	(5,485)	1,182	(1,994)	(2,551)	(876)	84%
Net Income (Loss) attributable to noncontrolling Minority Interests (Minority Interest)	(11)	(37)	49	28	11	NM
Citi Holding’s Net Income (Loss)	$(5,474)	$1,219	$(2,043)	$(2,579)	$(887)	84%

Balance Sheet Data (in billions):

Total EOP Assets	$599	$582	$556	$487	$503	(16)%

Total EOP Deposits	$85	$84	$87	$89	$86	1%

Total GAAP Revenues	$3,094	$15,325	$6,250	$4,459	$6,550	NM
Net Impact of Credit Card Securitization Activity (1)	968	1,482	952	733	—	(100)%
Total Managed Revenues	$4,062	$16,807	$7,202	$5,192	$6,550	61%

GAAP Net Credit Losses	$6,027	$6,781	$6,234	$5,543	$5,241	(13)%
Impact of Credit Card Securitization Activity (1)	1,057	1,278	1,137	1,118	—	(100)%
Total Managed Net Credit Losses	$7,084	$8,059	$7,371	$6,661	$5,241	(26)%

(1)

Citigroup adopted SFAS 166/167 effective January 1, 2010. Beginning in the 2010 first quarter there is no longer a difference between GAAP Revenues and NCLs and those for Managed Revenues and NCLs. Prior quarters’ Managed Revenues and NCLs are included herein for comparative purposes to the 2010 first quarter revenues and net credit losses.

The historical disclosures reflect the impact from credit card securitizations only.
The information above reconciles Managed disclosures to the most-relevant GAAP disclosures.
See pages 43 - 46 for additional reconciliations of managed measures to their most comparable GAAP measure.

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

CITI HOLDINGS BROKERAGE AND ASSET MANAGEMENT (In millions of dollars)

						1Q10 vs.
	1Q	2Q	3Q	4Q	1Q	1Q09 Increase/
	2009	2009	2009	2009	2010	(Decrease)

Net Interest Revenue	$364	$162	$(82)	$(54)	$(65)	NM
Non-Interest Revenue	1,243	12,058	607	325	405	(67)%
Total Revenues, Net of Interest Expense	1,607	12,220	525	271	340	(79)%
Total Operating Expenses	1,499	1,044	307	291	265	(82)%
Net Credit Losses	—	—	1	—	11	—
Credit Reserve Build / (Release)	43	3	(11)	1	(7)	—
Provision for Benefits & Claims	11	8	8	13	9	(18)%
Provision for Unfunded Lending Commitments	—	—	—	(5)	—	—
Provision for Loan Losses and for Benefits and Claims	54	11	(2)	9	13	(76)%
Income (loss) from Continuing Operations before Taxes	54	11,165	220	(29)	62	15%
Income Taxes (benefits)	20	4,390	130	(67)	(19)	NM
Income (loss) from Continuing Operations	34	6,775	90	38	81	NM
Net Income (loss) Attributable to Minority Interests	(17)	6	16	7	(5)	71%
Net Income (Loss)	$51	$6,769	$74	$31	$86	69%
EOP Assets (in billions of dollars)	$47	$51	$54	$30	$31	(34)%

EOP Assets Reflecting the Sale of Nikko Cordial Securities (in billions of dollars)	$28	$32	$32	$30	$31	11%

EOP Deposits (in billions of dollars)	$59	$56	$60	$60	$59	—

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

CITI HOLDINGS LOCAL CONSUMER LENDING Page 1 (In millions of dollars)

						1Q10 vs.
	1Q	2Q	3Q	4Q	1Q	1Q09 Increase/
	2009	2009	2009	2009	2010	(Decrease)

Net Interest Revenue	$3,704	$3,185	$3,272	$2,834	$4,020	9%
Non-Interest Revenue	2,317	296	1,090	1,067	650	(72)%
Total Revenues, Net of Interest Expense (1)	6,021	3,481	4,362	3,901	4,670	(22)%
Total Operating Expenses	2,470	2,376	2,442	2,511	2,178	(12)%
Net Credit Losses	4,517	5,144	4,912	4,612	4,938	9%
Credit Reserve Build / (Release)	1,562	2,784	577	876	386	(75)%
Provision for Benefits & Claims	279	259	272	244	234	(16)%
Provision for Unfunded Lending Commitments	—	—	—	—	—	—
Provision for Loan Losses and for Benefits and Claims	6,358	8,187	5,761	5,732	5,558	(13)%
Income (loss) from Continuing Operations before Taxes	(2,807)	(7,082)	(3,841)	(4,342)	(3,066)	(9)%
Income Taxes (benefits)	(1,236)	(2,735)	(1,699)	(1,986)	(1,228)	1%
Income (loss) from Continuing Operations	(1,571)	(4,347)	(2,142)	(2,356)	(1,838)	(17)%
Net Income (loss) Attributable to Minority Interests	7	5	13	9	—	(100)%
Net Income (Loss)	$(1,578)	$(4,352)	$(2,155)	$(2,365)	$(1,838)	(16)%
Average Assets (in billions of dollars)	$368	$358	$345	$333	$355	(4)%
EOP Assets (in billions of dollars)	$359	$351	$339	$321	$346	(4)%

Net Credit Losses as a % of Average Loans	5.74%	6.74%	6.59%	6.47%	6.30%

Revenue by Business
International	$2,024	$689	$852	$424	$335	(83)%
Retail Partner Cards	1,527	789	1,441	1,682	2,206	44%
North America (ex Cards)	2,470	2,003	2,069	1,795	2,129	(14)%
Total GAAP Revenues	6,021	3,481	4,362	3,901	4,670	(22)%
Net Impact of Credit Cards Securitization Activity (2)	968	1,482	952	733	—	(100)%
Total Managed Revenues	$6,989	$4,963	$5,314	$4,634	$4,670	(33)%

Net Credit Losses by Business
International	$818	$962	$957	$784	$612	(25)%
Retail Partner Cards	901	872	867	845	1,932	NM
North America (ex Cards)	2,798	3,310	3,088	2,983	2,393	(14)%
Total GAAP NCLs	4,517	5,144	4,912	4,612	4,937	9%
Impact of Credit Cards Securitization Activity (2)	1,057	1,278	1,137	1,118	—	(100)%
Total Managed Net Credit Losses	$5,574	$6,422	$6,049	$5,730	$4,937	(11)%

(1)    For Retail Partner Cards,  the first quarter of 2009 and the fourth quarter of 2009 include releases of , $213 million and approximately $275 million, respectively, from the allowance for credit losses related to loan receivables that were securitized during the quarter.

(2)    Citigroup adopted SFAS 166/167 effective January 1, 2010.  Beginning in the 2010 first quarter there is no longer a difference between GAAP Revenues and NCLs and those for Managed Revenues and NCLs. Prior quarters’ Managed Revenues and NCLs are included herein for comparative purposes to the 2010 first quarter revenues and net credit losses.

The historical disclosures reflect the impact from credit card securitizations only.

The information above reconciles Managed disclosures to the most-relevant GAAP disclosures.

See pages 43 - 46 for additional reconciliations of managed measures to their most comparable GAAP measure.

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

CITI HOLDINGS LOCAL CONSUMER LENDING - Page 2 (In millions of dollars, except branches)

						1Q10 vs.
	1Q	2Q	3Q	4Q	1Q	1Q09 Increase/
	2009	2009	2009	2009	2010	(Decrease)

International Key Indicators

Branches	799	744	606	540	539	(33)%
Average Loans (in billions of dollars) (2)	$39.3	$39.7	$38.8	$35.6	$30.0	(24)%

EOP Loans (2):
Real Estate Lending	$9.2	$9.8	$9.5	$9.2	$7.8	(15)%
Cards	10.8	11.5	9.6	8.3	7.0	(35)%
Commerical Markets	1.1	1.2	1.2	1.1	1.1	—
Personal and Other	17.3	17.0	16.2	13.7	11.8	(32)%
EOP Loans (in billions of dollars)	$38.4	$39.5	$36.5	$32.3	$27.7	(28)%
Net Interest Revenue	$830	$689	$791	$521	$465	(44)%
As a % of Average Loans	8.57%	6.96%	8.09%	5.81%	6.29%	(27)%
Net Credit Losses	$818	$962	$957	$784	$612	(25)%
As a % of Average Loans	8.44%	9.72%	9.79%	8.74%	8.27%
Loans 90+ Days Past Due	$1,380	$1,551	$1,465	$1,362	$953	(31)%
As a % of EOP Loans	3.59%	3.93%	4.01%	4.22%	3.44%
Loans 30-89 Days Past Due	$1,964	$1,845	$1,733	$1,482	$1,059	(46)%
As a % of EOP Loans	5.11%	4.67%	4.75%	4.59%	3.82%

North America Key Indicators - Retail Partner Cards (1)

EOP Open Accounts (in millions)	107.6	105.7	100.5	99.8	95.1	(12)%
Purchase Sales (in billions of dollars)	$23.4	$26.7	$25.8	$26.9	$18.7	(20)%
Average Managed Loans (in billions of dollars) (2)
Off-Balance Sheet	$36.3	$38.5	$37.3	$36.3	$—	(100)%
Held for Sale	—	—	—	—	—	—
On Balance Sheet	30.0	25.0	25.0	24.5	57.1	90%
Total	$66.3	$63.5	$62.3	$60.8	$57.1	(14)%

EOP Managed Loans (in billions of dollars) (2)	$64.0	$63.3	$61.1	$60.6	$54.5	(15)%

Managed Average Yield (3)	16.85%	17.81%	17.80%	17.87%	18.27%
Managed Net Interest Revenue (4)	$2,277	$2,271	$2,337	$2,234	$2,044	(10)%
As a % of Avg. Managed Loans	13.93%	14.34%	14.88%	14.58%	14.52%

Managed Net Credit Losses	$1,958	$2,150	$2,004	$1,963	$1,932	(1)%
As a % of Avg. Managed Loans	11.98%	13.58%	12.76%	12.81%	13.72%
Managed Net Credit Margin (5)	$507	$90	$362	$427	$254	(50)%
As a % of Avg. Managed Loans	3.10%	0.57%	2.31%	2.79%	1.80%
Managed Loans 90+ Days Past Due	$2,791	$2,590	$2,587	$2,681	$2,385	(15)%
As a % of EOP Managed Loans	4.36%	4.09%	4.23%	4.42%	4.38%
Managed Loans 30-89 Days Past Due	$2,826	$2,749	$2,911	$2,674	$2,374	(16)%
As a % of EOP Managed Loans	4.42%	4.34%	4.76%	4.41%	4.36%

(1)

Citigroup adopted SFAS 166/167 effective January 1, 2010. Beginning in the 2010 first quarter there is no longer a difference between GAAP Revenues and NCLs and those for Managed Revenues and NCLs. Prior quarters’ Managed Revenues and NCLs are included herein for comparative purposes to the 2010 first quarter revenues and net credit losses.

The historical disclosures reflect the impact from credit card securitizations only.
See pages 43 - 46 for additional reconciliations of managed measures to their most comparable GAAP measure.

(2)	Average Loans, EOP Loans and the related consumer delinquency amounts and ratios include interest and fees receivables balances.

(3)	Managed Average Yield is gross interest revenue earned divided by average managed loans.

(4)	Managed Net Interest Revenue includes certain fees that are recorded as interest revenue.

(5)	Managed Net Credit Margin is Total Revenues, net of Interest Expense, less Net Credit Losses and Policy Benefits and Claims.

NM Not meaningful

Reclassified to conform to the current period’s presentation.

CITI HOLDINGS LOCAL CONSUMER LENDING - Page 3 (In millions of dollars, except branches)

						1Q10 vs.
	1Q	2Q	3Q	4Q	1Q	1Q09 Increase/
	2009	2009	2009	2009	2010	(Decrease)

North America Key Indicators (ex Cards)

Branches	2,341	2,332	2,300	2,261	2,250	(4)%
Average Loans (in billions of dollars)	$249.8	$241.2	$231.7	$222.9	$230.9	(8)%

EOP Loans (in billions of dollars)	$245.8	$236.2	$227.4	$218.5	$226.7	(8)%
Net Interest Revenue	$1,990	$1,685	$1,577	$1,500	$1,513	(24)%
As a % of Average Loans	3.23%	2.80%	2.70%	2.67%	2.66%
Net Credit Losses	$2,798	$3,310	$3,088	$2,983	$2,394	(14)%
As a % of Average Loans	4.54%	5.50%	5.29%	5.31%	4.20%
Loans 90+ Days Past Due (1) (2)	$11,307	$11,728	$14,071	$14,414	$13,470	19%
As a % of EOP Loans	4.74%	5.16%	6.42%	6.89%	6.27%
Loans 30-89 Days Past Due (1) (2)	$9,268	$9,637	$10,048	$9,789	$8,351	(10)%
As a % of EOP Loans	3.88%	4.24%	4.59%	4.68%	3.89%

KEY INDICATORS:

Residential Real Estate Lending
Average Loans (in billions of dollars)	$172.6	$166.2	$158.9	$152.7	$149.3	(13)%
EOP Loans (in billions of dollars)	$169.7	$162.2	$155.7	$149.5	$146.6	(14)%
Third Party Mortgage Serv Portfolio (EOP, in billions)	$435.0	$404.4	$385.0	$364.6	$341.4	(22)%
Net Servicing & Gain/(Loss) on Sale	$(12.4)	$(183.9)	$(122.4)	$(150.2)	$69.6	NM
Net Interest Revenue on Loans	$753	$556	$500	$487	$547	(27)%
As a % of Avg. Loans	1.77%	1.34%	1.25%	1.27%	1.49%
Net Credit Losses	$1,937	$2,436	$2,225	$2,062	$1,670	(14)%
As a % of Avg. Loans	4.55%	5.88%	5.56%	5.36%	4.54%
Loans 90+ Days Past Due (1) (2)	$9,437	$9,835	$12,035	$12,358	$10,893	15%
As a % of EOP Loans	5.80%	6.41%	8.16%	8.82%	8.09%
Loans 30-89 Days Past Due (1) (2)	$7,167	$7,421	$7,660	$7,293	$5,872	(18)%
As a % of EOP Loans	4.41%	4.83%	5.20%	5.21%	4.36%

(1)

The Loans 90+ Days Past Due and 30-89 Days Past Due and related ratios for North America (ex Cards) excludes U.S. Mortgage loans that are guaranteed by U.S. Government-sponsored Agencies since the potential loss predominantly resides with the U.S. Agencies.

The amounts excluded for Loans 90+Days Past Due and (EOP Loans) for each period are: $3.6 billion ($7.1 billion) and $4.3 billion ($8.7 billion), $4.9 billion ($8.3 billion), $5.4 billion ($9.0 billion) and $5.2 billion ($9.0 billion) as of March 31, 2009, June 30, 2009, September 30, 2009, December 31, 2009 and March 31, 2010, respectively.

The amounts excluded for Loans 30-89 Days Past Due and (EOP Loans) for each period are: $0.6 billion ($7.1 billion) and $0.7 billion ($8.7 billion), $0.8 billion ($8.3 billion) $1.0 billion ($9.0 billion) and $1.2 billion ($9.0 billion) as of March 31, 2009, June 30, 2009, September 30, 2009, December 31, 2009 and March 31, 2010, respectively.

(2)	The March 31, 2010 Loans 90+ Days Past Due and 30-89 Days Past Due and related ratios for North America (ex Cards) excludes $2.9 billion of Loans that are carried at fair value.

NM Not meaningful

Reclassified to conform to the current period’s presentation.

CITI HOLDINGS LOCAL CONSUMER LENDING - Page 4 North America (In millions of dollars)

						1Q10 vs.
	1Q	2Q	3Q	4Q	1Q	1Q09 Increase/
	2009	2009	2009	2009	2010	(Decrease)

KEY INDICATORS:

Auto Loans
Average Loans (in billions of dollars)	$18.0	$16.8	$15.6	$14.4	$13.2	(27)%
EOP Loans (in billions of dollars)	$17.3	$16.2	$15.0	$13.8	$12.7	(27)%
Net Interest Revenue on Loans	$314	$295	$284	$273	$254	(19)%
As a % of Avg. Loans	7.07%	7.04%	7.22%	7.52%	7.80%
Net Credit Losses	$301	$238	$260	$283	$218	(28)%
As a % of Avg. Loans	6.78%	5.68%	6.61%	7.80%	6.70%
Loans 90+ Days Past Due	$256	$241	$274	$270	$172	(33)%
As a % of EOP Loans	1.48%	1.49%	1.83%	1.96%	1.35%
Loans 30-89 Days Past Due	$836	$1,022	$1,038	$1,139	$744	(11)%
As a % of EOP Loans	4.83%	6.31%	6.92%	8.25%	5.86%

Student Loans
Average Loans (in billions of dollars)	$26.5	$26.6	$26.3	$26.3	$40.1	51%
EOP Loans (in billions of dollars)	$26.7	$26.6	$26.5	$26.3	$39.9	49%
Net Interest Revenue on Loans	$102	$61	$68	$76	$89	(13)%
As a % of Avg. Loans	1.56%	0.92%	1.03%	1.15%	0.90%
Net Credit Losses	$20	$27	$26	$28	$27	35%
As a % of Avg. Loans	0.31%	0.41%	0.39%	0.42%	0.27%
Loans 90+ Days Past Due	$829	$863	$860	$875	$1,533	85%
As a % of EOP Loans	3.10%	3.24%	3.25%	3.33%	3.84%
Loans 30-89 Days Past Due	$661	$565	$679	$774	$1,236	87%
As a % of EOP Loans	2.48%	2.12%	2.56%	2.94%	3.10%

Personal Loans & Other
Average Loans (in billions of dollars)	$21.3	$20.4	$19.8	$18.8	$17.8	(16)%
EOP Loans (in billions of dollars)	$20.6	$20.1	$19.3	$18.3	$17.2	(17)%
Net Interest Revenue on Loans	$713	$671	$672	$628	$582	(18)%
As a % of Avg. Loans	13.58%	13.19%	13.47%	13.25%	13.26%
Net Credit Losses	$536	$568	$510	$513	$414	(23)%
As a % of Avg. Loans	10.21%	11.17%	10.22%	10.83%	9.43%
Loans 90+ Days Past Due	$668	$616	$645	$556	$566	(15)%
As a % of EOP Loans	3.24%	3.06%	3.34%	3.04%	3.29%
Loans 30-89 Days Past Due	$462	$476	$477	$438	$363	(21)%
As a % of EOP Loans	2.24%	2.37%	2.47%	2.39%	2.11%

Commercial Real Estate
Average Loans (in billions of dollars)	$11.4	$11.2	$11.0	$10.7	$10.5	(8)%
EOP Loans (in billions of dollars)	$11.3	$11.1	$10.8	$10.6	$10.3	(9)%
Net Interest Revenue on Loans	$44	$30	$33	$34	$33	(25)%
As a % of Avg. Loans	1.57%	1.07%	1.19%	1.26%	1.27%
Net Credit Losses	$6	$39	$67	$94	$64	NM
As a % of Avg. Loans	0.21%	1.40%	2.42%	3.49%	2.47%
Loans 90+ Days Past Due	$117	$174	$257	$355	$306	NM
As a % of EOP Loans	1.04%	1.57%	2.38%	3.35%	2.97%
Loans 30-89 Days Past Due	$142	$153	$194	$146	$136	(4)%
As a % of EOP Loans	1.26%	1.38%	1.80%	1.38%	1.32%

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

CITI HOLDINGS SPECIAL ASSET POOL (In millions of dollars)

						1Q10 vs.
	1Q	2Q	3Q	4Q	1Q	1Q09 Increase/
	2009	2009	2009	2009	2010	(Decrease)

Net Interest Revenue	$989	$815	$542	$408	$418	(58)%
Non-Interest Revenue	(5,523)	(1,191)	821	(121)	1,122	NM
Total Revenues, Net of Interest Expense	(4,534)	(376)	1,363	287	1,540	NM
Total Operating Expenses	216	189	213	206	131	(39)%
Net Credit Losses	1,510	1,637	1,321	931	292	(81)%
Credit Reserve Build / (Release)	32	(142)	(285)	(135)	(39)	NM
Provision for Benefits & Claims	—	—	—	—	—	—
Provision for Unfunded Lending Commitments	28	52	—	31	(26)	NM
Provision for Loan Losses and for Benefits and Claims	1,570	1,547	1,036	827	227	(86)%
Income (loss) from Continuing Operations before Taxes	(6,320)	(2,112)	114	(746)	1,182	NM
Income Taxes (benefits)	(2,372)	(866)	56	(513)	301	NM
Income (loss) from Continuing Operations	(3,948)	(1,246)	58	(233)	881	NM
Net Income (loss) Attributable to Minority Interests	(1)	(48)	20	12	16	NM
Net Income (Loss)	$(3,947)	$(1,198)	$38	$(245)	$865	NM

EOP Assets (in billions of dollars)	$193	$180	$163	$136	$126	(35)%

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

AVERAGE BALANCES AND INTEREST RATES (1)(2)(3)(4)(5)

	Average Volumes			Interest			% Average Rate (4)
	First	Fourth	First	First	Fourth	First	First		Fourth		First
	Quarter	Quarter	Quarter	Quarter	Quarter	Quarter	Quarter		Quarter		Quarter
In millions of dollars	2009	2009	2010 (5)	2009	2009	2010 (5)	2009		2009		2010 (5)
Assets:
Deposits with Banks	$169,142	$219,321	$166,378	$436	$352	$290	1.05%		0.64%		0.71%
Fed Funds Sold and Resale Agreements (6)	180,435	225,066	238,085	885	677	752	1.99%		1.19%		1.28%
Trading Account Assets (7)	255,967	287,479	284,179	2,951	2,197	1,872	4.68%		3.03%		2.67%
Investments (1)	243,425	274,508	311,320	3,176	3,225	3,109	5.29%		4.66%		4.05%
Consumer Loans	472,327	442,803	538,291	10,253	9,075	12,908	8.80%		8.13%		9.73%
Corporate Loans	199,388	177,335	195,581	2,602	1,997	1,765	5.29%		4.47%		3.66%
Total Loans (net of Unearned Income) (8)	671,715	620,138	733,872	12,855	11,072	14,673	7.76%		7.08%		8.11%
Other Interest-Earning Assets	51,631	45,912	45,894	280	180	156	2.20%		1.56%		1.38%
Total Average Interest-Earning Assets	$1,572,315	$1,672,424	$1,779,728	$20,583	$17,703	$20,852	5.31%		4.20%		4.75%

Liabilities:
Deposits	$635,100	$720,411	$713,659	$2,848	$2,160	$2,080	1.82%		1.19%		1.18%
Fed Funds Purchased and Repurchase Agreements (6)	220,440	189,856	200,142	1,104	626	654	2.03%		1.31%		1.33%
Trading Account Liabilities (7)	51,813	71,698	79,547	108	69	63	0.85%		0.38%		0.32%
Short-Term Borrowings	183,887	131,341	180,444	463	297	276	1.02%		0.90%		0.62%
Long-Term Debt (9)	343,728	365,991	423,068	3,134	3,390	3,218	3.70%		3.67%		3.08%
Total Average Interest-Bearing Liabilities	$1,434,968	$1,479,297	$1,596,860	$7,657	$6,542	$6,291	2.16%		1.75%		1.60%

Net Interest Revenue as a % of Average Interest-Earning Assets (NIM)				$12,926	$11,161	$14,561	3.33%		2.65%		3.32%

1Q10 Increase (Decrease) From							(1	)bps	67	bps

(1)         Interest Revenue excludes the taxable equivalent adjustments (based on the U.S. federal statutory tax rate of 35%) of $97 million for the 2009 first quarter, $186 million for the 2009 fourth quarter and $135 million for the 2010 first quarter.

(2)         Citigroup Average Balances and Interest Rates include both domestic and international operations.

(3)         Monthly averages have been used by certain subsidiaries where daily averages are unavailable.

(4)         Average Rate % is calculated as annualized interest over average volumes.

(5)         Preliminary.

(6)         Average volumes of securities borrowed or purchased under agreements to resell and securities loaned or sold under agreements to repurchase are reported net pursuant to FIN 41; the related interest excludes the impact of FIN 41.

(7)         Interest expense on trading account liabilities of ICG is reported as a reduction of interest revenue.  Interest revenue and interest expense on cash collateral positions are reported in trading account assets and trading account liabilities, respectively.

(8)         Nonperforming loans are included in the average loan balances.

(9)         Excludes hybrid financial instruments and beneficial interests in consolidated VIEs that are classified as long-term debt as these obligations are accounted for at fair value with changes recorded in Principal Transactions.

Reclassified to conform to the current period’s presentation and has been reclassified to exclude Discontinued Operations.

EOP DEPOSITS
TOTAL CITIGROUP
(In billions of dollars)

						March 31, 2010
						vs.
	1Q	2Q	3Q	4Q	1Q	December 31, 2009
	2009	2009	2009	2009	2010	Inc (Decr)

Citicorp Deposits by Business

Regional Consumer Banking
North America	$134.5	$143.0	$147.8	$146.7	$146.3	—
EMEA	8.5	9.3	9.8	10.1	9.5	(6)%
Latin America	35.3	36.7	36.5	41.4	40.6	(2)%
Asia	84.2	89.2	94.2	94.5	98.4	4%
Total	$262.5	$278.2	$288.3	$292.7	$294.8	1%

ICG
Securities and Banking	$124.7	$117.9	$120.5	$117.6	$120.5	2%
Transaction Services	276.4	309.5	321.9	324.1	314.5	(3)%
Total	$401.1	$427.4	$442.4	$441.7	$435.0	(2)%

Total Citicorp	$663.6	$705.6	$730.7	$734.4	$729.8	(1)%

Citi Holdings Deposits

Brokerage and Asset Management	$58.6	$56.3	$59.7	$59.9	$58.9	(2)%
Local Consumer Lending	26.2	27.6	27.3	28.6	26.6	(7)%
Total Citi Holdings	$84.8	$83.9	$87.0	$88.5	$85.5	(3)%

Corporate/Other Deposits	$14.3	$15.2	$14.9	$13.0	$12.6	(3)%

Deposits Related to Discontinued Operations	$—	$—	$—	$—	$—	—
Total Citigroup Deposits	$762.7	$804.7	$832.6	$835.9	$827.9	(1)%

Reclassified to conform to the current period’s presentation.

SUPPLEMENTAL DETAIL CONSUMER LOANS 90+DAYS DELINQUENCY AMOUNTS AND RATIOS BUSINESS VIEW (In millions of dollars, except loan amounts in billions of dollars)

	Managed Loans 90+ Days Past Due (1) (2)					EOP
	1Q	2Q	3Q	4Q	1Q	1Q
	2009	2009	2009	2009	2010	2010

Citicorp
Total	$3,939	$4,323	$3,932	$4,070	$4,005	$220.8
Ratio	1.86%	1.98%	1.75%	1.81%	1.81%

Retail Bank
Total	$700	$811	$740	$784	$863	$110.6
Ratio	0.69%	0.79%	0.69%	0.73%	0.78%
North America	$99	$97	$92	$106	$142	$31.5
Ratio	0.29%	0.29%	0.27%	0.33%	0.45%
EMEA	$58	$70	$62	$60	$52	$4.9
Ratio	1.06%	1.23%	1.09%	1.15%	1.06%
Latin America	$280	$360	$324	$382	$433	$19.4
Ratio	1.82%	2.18%	1.83%	2.10%	2.23%
Asia	$263	$284	$262	$236	$236	$54.8
Ratio	0.57%	0.60%	0.52%	0.46%	0.43%

Citi-Branded Cards
Total	$3,239	$3,512	$3,192	$3,286	$3,142	$110.2
Ratio	2.92%	3.06%	2.73%	2.80%	2.85%
North America	$2,307	$2,366	$2,190	$2,371	$2,304	$77.7
Ratio	2.82%	2.84%	2.59%	2.82%	2.96%
EMEA	$58	$99	$90	$85	$77	$2.9
Ratio	2.33%	3.54%	3.01%	2.82%	2.66%
Latin America	$555	$697	$597	$553	$497	$12.1
Ratio	4.91%	5.76%	4.93%	4.46%	4.11%
Asia	$319	$350	$315	$277	$264	$17.5
Ratio	2.07%	2.12%	1.85%	1.55%	1.51%

Citi Holdings - Local Consumer Lending (3) (4)	$15,478	$15,869	$18,123	$18,457	$16,808	$308.9
Ratio	4.54%	4.80%	5.72%	6.11%	5.66%
International	$1,380	$1,551	$1,465	$1,362	$953	$27.7
Ratio	3.59%	3.93%	4.01%	4.22%	3.44%
North America Retail Partner Cards	$2,791	$2,590	$2,587	$2,681	$2,385	$54.5
Ratio	4.36%	4.09%	4.23%	4.42%	4.38%
North America (excluding Cards) (3) (4)	$11,307	$11,728	$14,071	$14,414	$13,470	$226.7
Ratio	4.74%	5.16%	6.42%	6.89%	6.27%

Total Citigroup (excluding Special Asset Pool) (3) (4)	$19,417	$20,192	$22,055	$22,527	$20,813	$529.7
Ratio	3.51%	3.68%	4.07%	4.28%	4.02%

(1)

This above information presents consumer credit information on a Managed basis.
Citigroup adopted SFAS 166/167 effective January 1, 2010. Beginning in the 2010 first quarter there is no longer a difference between GAAP delinquencies and those for Managed delinquencies. Prior quarters’ Managed delinquencies are included herein for comparative purposes to the 2010 first quarter delinquencies. Managed basis reporting impacts the North America Regional Consumer Banking - Citi Branded Cards and the Local Consumer Lending - Retail Partner Cards businesses.
The historical disclosures reflect the impact from credit card securitizations only.
See pages 43 - 46 for reconciliations of managed measures to their most comparable GAAP measure.

(2)	The ratio of 90+ days past due is calculated based on end-of-period loans, net of unearned income.

(3)

The 90 Days Past due and related ratio for North America LCL (excluding Cards) excludes U.S. Mortgage loans that are guaranteed by U.S. Government-sponsored Agencies since the potential loss predominantly resides with the U.S. Agencies. See Local Consumer Lending on page 29.

(4)	The March 31, 2010 Loans 90+ Days Past Due and 30-89 Days Past Due and related ratios for North America (ex Cards) excludes $2.9 billion of Loans that are carried at fair value.

Reclassified to conform to the current period’s presentation

SUPPLEMENTAL DETAIL CONSUMER LOANS 30-89 DAYS DELINQUENCY AMOUNTS AND RATIOS BUSINESS VIEW (In millions of dollars, except loan amounts in billions of dollars)

	Managed Loans 30-89 Days Past Due (1) (2)					EOP
	1Q	2Q	3Q	4Q	1Q	1Q
	2009	2009	2009	2009	2010	2010

Citicorp
Total	$4,649	$4,326	$4,347	$4,252	$4,289	$220.8
Ratio	2.19%	1.99%	1.94%	1.89%	1.94%

Retail Bank
Total	$1,111	$1,090	$1,019	$1,021	$1,197	$110.6
Ratio	1.10%	1.06%	0.95%	0.95%	1.08%
North America	$92	$87	$82	$81	$236	$31.5
Ratio	0.27%	0.26%	0.24%	0.25%	0.75%
EMEA	$213	$235	$230	$203	$182	$4.9
Ratio	3.87%	4.12%	4.04%	3.90%	3.71%
Latin America	$290	$322	$299	$300	$357	$19.4
Ratio	1.88%	1.95%	1.69%	1.65%	1.84%
Asia	$516	$446	$408	$437	$422	$54.8
Ratio	1.12%	0.94%	0.81%	0.85%	0.77%

Citi-Branded Cards
Total	$3,538	$3,236	$3,328	$3,231	$3,092	$110.2
Ratio	3.19%	2.82%	2.85%	2.75%	2.81%
North America	$2,337	$2,024	$2,213	$2,182	$2,145	$77.7
Ratio	2.86%	2.43%	2.61%	2.59%	2.76%
EMEA	$131	$146	$155	$140	$113	$2.9
Ratio	5.24%	5.21%	5.17%	4.67%	3.91%
Latin America	$683	$685	$593	$556	$473	$12.1
Ratio	6.04%	5.66%	4.90%	4.48%	3.91%
Asia	$387	$381	$367	$353	$361	$17.5
Ratio	2.51%	2.31%	2.16%	1.97%	2.06%

Citi Holdings - Local Consumer Lending (3) (4)	$14,058	$14,231	$14,692	$13,945	$11,784	$308.9
Ratio	4.12%	4.31%	4.64%	4.62%	3.97%
International	$1,964	$1,845	$1,733	$1,482	$1,059	$27.7
Ratio	5.11%	4.67%	4.75%	4.59%	3.82%
North America Retail Partner Cards	$2,826	$2,749	$2,911	$2,674	$2,374	$54.5
Ratio	4.42%	4.34%	4.76%	4.41%	4.36%
North America (excluding Cards) (3) (4)	$9,268	$9,637	$10,048	$9,789	$8,351	$226.7
Ratio	3.88%	4.24%	4.59%	4.68%	3.89%

Total Citigroup (excluding Special Asset Pool) (3)(4)	$18,707	$18,557	$19,039	$18,197	$16,073	$529.7
Ratio	3.38%	3.39%	3.52%	3.46%	3.10%

(1)

This above information presents consumer credit information on a Managed basis.
Citigroup adopted SFAS 166/167 effective January 1, 2010. Beginning in the 2010 first quarter there is no longer a difference between GAAP delinquencies and those for Managed delinquencies. Prior quarters’ Managed delinquencies are included herein for comparative purposes to the 2010 first quarter delinquencies. Managed basis reporting impacts the North America Regional Consumer Banking - Citi Branded Cards and the Local Consumer Lending - Retail Partner Cards businesses.
The historical disclosures reflect the impact from credit card securitizations only.
See pages 43 - 46 for reconciliations of managed measures to their most comparable GAAP measure.

(2)	The ratio of 30-89 days past due is calculated based on end-of-period loans, net of unearned income.

(3)

The 30-89 Days Past due and related ratio for North America LCL (excluding Cards) excludes U.S. Mortgage loans that are guaranteed by U.S. Government-sponsored Agencies since the potential loss predominantly resides with the U.S. Agencies. See Local Consumer Lending on page 29.

(4)	The March 31, 2010 Loans 90+ Days Past Due and 30-89 Days Past Due and related ratios for North America (ex Cards) excludes $2.9 billion of Loans that are carried at fair value.

Reclassified to conform to the current period’s presentation

ALLOWANCE FOR CREDIT LOSSES - PAGE 1 TOTAL CITIGROUP (In millions of dollars)

						1Q10 vs.
	1Q	2Q	3Q	4Q	1Q	1Q09 Increase/
	2009	2009	2009	2009	2010	(Decrease)

Total Citigroup
Allowance for Loan Losses at Beginning of Period	$29,616	$31,703	$35,940	$36,416	$36,033

Gross Credit (Losses)	(7,660)	(8,773)	(8,449)	(7,902)	(9,298)	(21)%
Gross Recoveries	378	418	480	767	914	NM
Net Credit (Losses) / Recoveries (NCL’s)	(7,282)	(8,355)	(7,969)	(7,135)	(8,384)	(15)%
NCL’s	7,282	8,355	7,969	7,135	8,384	15%
Net Reserve Builds / (Releases)	2,262	2,921	113	445	(882)	NM
Net Specific Reserve Builds / (Releases)	371	957	689	261	864	NM
Provision for Loan Losses	9,915	12,233	8,771	7,841	8,366	(16)%
Other (3) (4)	(546)	359	(326)	(1,089)	12,731
Allowance for Loan Losses at End of Period (1) (2) (a)	$31,703	$35,940	$36,416	$36,033	$48,746

Allowance for Unfunded Lending Commitments (6) (a)	$947	$1,082	$1,074	$1,157	$1,122

Provision for Unfunded Lending Commitments	$60	$135	$—	$49	$(35)

Total Allowance for Loans, Leases and Unfunded Lending Commitments [Sum of (a)]	$32,650	$37,022	$37,490	$37,190	$49,868

Total Allowance for Loan Losses as a Percentage of Total Loans (7)	4.82%	5.60%	5.85%	6.09%	6.80%

Allowance for Loan Losses at End of Period (1):
Citicorp	$9,088	$10,676	$10,956	$10,731	$18,503
Citi Holdings	22,615	25,264	25,460	25,302	30,243
Total Citigroup	$31,703	$35,940	$36,416	$36,033	$48,746

(1)

Allowance for Credit Losses represents management’s estimate of probable losses inherent in the portfolio. Attribution of the allowance is made for analytical purposes only, and the entire allowance is available to absorb probable credit losses inherent in the portfolio.

(2)

Included in the allowance for loan losses are reserves for Trouble Debt Restructurings (TDRs) of $2,760 million, $3,810 million, $4,587 million ,$4,819 million and $6,926 million as of March 31, 2009, June 30, 2009, September 30, 2009, December 31, 2009 and March 31, 2010, respectively.

(3)	Includes all adjustments to the Allowance for Credit Losses, such as changes in the allowance from acquisitions, securitizations, foreign exchange translation, purchase accounting adjustments, etc.

(4)

The 2009 fourth quarter includes a reduction of approximately $330 million related to securitizations and approximately $400 million related to the sale or transfers to held-for-sale of U.S. Real Estate Lending Loans.

(5)	The 2010 first quarter includes $13.4 billion related to the impact of consolidating entities in connection with the Company’s adoption of SFAS 166 / 167 as of January 1, 2010.

(6)	Represents additional credit reserves recorded as other liabilities on the Consolidated Balance Sheet.

(7)	March 31, 2010 excludes $5.4 billion of Loans which are carried at fair value.

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

ALLOWANCE FOR CREDIT LOSSES - PAGE 2 TOTAL CITIGROUP (In millions of dollars)

						1Q10 vs.
	1Q	2Q	3Q	4Q	1Q	1Q09 Increase/
	2009	2009	2009	2009	2010	(Decrease)

Total Citigroup Consumer Loans
Allowance for Loan Losses at Beginning of Period	$22,204	$24,036	$27,969	$28,420	$28,397

Net Credit (Losses) / Recoveries (NCL’s)	(5,711)	(6,607)	(6,428)	(6,060)	(8,020)	(40)%
NCL’s	5,711	6,607	6,428	6,060	8,020	40%
Net Reserve Builds / (Releases)	1,739	2,401	128	722	(507)	NM
Net Specific Reserve Builds / (Releases)	560	1,002	765	295	731	31%
Provision for Loan Losses	8,010	10,010	7,321	7,077	8,244	3%
Other (3) (4) (5)	(467)	530	(442)	(1,040)	12,801
Allowance for Loan Losses at End of Period (1) (2) (a)	$24,036	$27,969	$28,420	$28,397	$41,422

Consumer Allowance for Unfunded Lending Commitments (6) (a)	$—	$—	$—	$6	$6

Provision for Unfunded Lending Commitments	$—	$—	$—	$(6)	$—

Total Allowance for Loans, Leases and Unfunded Lending Commitments [Sum of (a)]	$24,036	$27,969	$28,420	$28,403	$41,428

Consumer Allowance for Loan Losses as a Percentage of Total Consumer Loans (7)	5.29%	6.25%	6.44%	6.70%	7.84%

Total Citigroup Corporate Loans
Allowance for Loan Losses at Beginning of Period	$7,412	$7,667	$7,971	$7,996	$7,636

Net Credit (Losses) / Recoveries (NCL’s)	(1,571)	(1,748)	(1,541)	(1,075)	(364)	77%
NCL’s	1,571	1,748	1,541	1,075	364	(77)%
Net Reserve Builds / (Releases)	523	520	(15)	(277)	(375)	NM
Net Specific Reserve Builds / (Releases)	(189)	(45)	(76)	(34)	133	NM
Provision for Loan Losses	1,905	2,223	1,450	764	122	(94)%
Other (3) (5)	(79)	(171)	116	(49)	(70)
Allowance for Loan Losses at End of Period (1) (b)	$7,667	$7,971	$7,996	$7,636	$7,324

Corporate Allowance for Unfunded Lending Commitments (6) (b)	$947	$1,082	$1,074	$1,151	$1,116

Provision for Unfunded Lending Commitments	$60	$135	$—	$55	$(35)

Total Allowance for Loans, Leases and Unfunded Lending Commitments [Sum of (b)]	$8,614	$9,053	$9,070	$8,787	$8,440

Corporate Allowance for Loan Losses as a Percentage of Total Corporate Loans (8)	3.77%	4.11%	4.42%	4.56%	3.90%

(1)

Allowance for Credit Losses represents management’s estimate of probable losses inherent in the portfolio. Attribution of the allowance is made for analytical purposes only, and the entire allowance is available to absorb probable credit losses inherent in the portfolio.

(2)

Included in the allowance for loan losses are reserves for Trouble Debt Restructurings (TDRs) of $2,760 million, $3,810 million, $4,587 million ,$4,819 million and $6,926 million as of March 31, 2009, June 30, 2009, September 30, 2009, December 31, 2009 and March 31, 2010, respectively.

(3)	Includes all adjustments to the Allowance for Credit Losses, such as changes in the allowance from acquisitions, securitizations, foreign exchange translation, purchase accounting adjustments, etc.

(4)

The 2009 fourth quarter includes a reduction of approximately $330 million related to securitizations and approximately $400 million related to the sale or transfers to held-for-sale of U.S. Real Estate Lending Loans.

(5)	The 2010 first quarter includes $13.4 billion related to the impact of consolidating entities in connection with the Company’s adoption of SFAS 166 / 167 as of January 1, 2010.

(6)	Represents additional credit reserves recorded as other liabilities on the Consolidated Balance Sheet.

(7)	March 31, 2010 excludes $2.9 billion of Loans which are carried at fair value.

(8)	March 31, 2010 excludes $2.5 billion of Loans which are carried at fair value.

NM Not meaningful

Reclassified to conform to the current period’s presentation.

COMPONENTS OF PROVISION FOR LOAN LOSSES - PAGE 1 CITICORP (In millions of dollars)

						1Q10 vs.
	1Q	2Q	3Q	4Q	1Q	1Q09 Increase/
	2009	2009	2009	2009	2010	(Decrease)

Citicorp
Net Credit Losses	$1,251	$1,575	$1,734	$1,595	$3,142	NM
Impact of Credit Card Securitization Activity (1)	1,491	1,837	1,876	1,727	—	(100)%
Managed NCLs	2,742	3,412	3,610	3,322	3,142	15%
Credit Reserve Build / (Release)	998	1,231	522	(36)	(360)	NM
Consumer Banking
Net Credit Losses	$1,174	$1,406	$1,442	$1,388	$3,040	NM
Credit Reserve Build / (Release)	686	619	356	158	(180)	NM
North America Consumer Banking
Net Credit Losses	257	307	279	308	2,157	NM
Credit Reserve Build / (Release)	253	149	54	71	4	(98)%
Retail Banking
Net Credit Losses	56	88	78	88	73	30%
Credit Reserve Build / (Release)	31	39	53	38	4	(87)%
Citi-Branded Cards
Net Credit Losses	201	219	201	220	2,084	NM
Credit Reserve Build / (Release)	222	110	1	33	—	(100)%
EMEA Consumer Banking
Net Credit Losses	89	121	139	138	97	9%
Credit Reserve Build / (Release)	72	158	67	10	(10)	NM
Retail Banking
Net Credit Losses	60	74	84	84	47	(22)%
Credit Reserve Build / (Release)	37	86	38	(25)	(6)	NM
Citi-Branded Cards
Net Credit Losses	29	47	55	54	50	72%
Credit Reserve Build / (Release)	35	72	29	35	(4)	NM
Latin America Consumer Banking
Net Credit Losses	541	610	657	625	509	(6)%
Credit Reserve Build / (Release)	166	156	141	(1)	(136)	NM
Retail Banking
Net Credit Losses	112	138	114	149	91	(19)%
Credit Reserve Build / (Release)	8	34	60	(34)	(5)	NM
Citi-Branded Cards
Net Credit Losses	429	472	543	476	418	(3)%
Credit Reserve Build / (Release)	158	122	81	33	(131)	NM
Asia Consumer Banking
Net Credit Losses	287	368	367	317	277	(3)%
Credit Reserve Build / (Release)	195	156	94	78	(38)	NM
Retail Banking
Net Credit Losses	110	128	119	88	78	(29)%
Credit Reserve Build / (Release)	103	52	(7)	42	(17)	NM
Citi-Branded Cards
Net Credit Losses	177	240	248	229	199	12%
Credit Reserve Build / (Release)	92	104	101	36	(21)	NM

Institutional Clients Group (ICG)
Net Credit Losses	77	169	292	207	102	32%
Credit Reserve Build / (Release)	312	612	166	(194)	(180)	NM
Securities and Banking
Net Credit Losses	74	172	294	202	101	36%
Credit Reserve Build / (Release)	314	604	171	(197)	(162)	NM
Transaction Services
Net Credit Losses	3	(3)	(2)	5	1	(67)%
Credit Reserve Build / (Release)	(2)	8	(5)	3	(18)	NM

Total Citicorp Provision for Loan Losses	$2,249	$2,806	$2,256	$1,559	$2,782	24%

Total Citicorp Provision for Loan Losses including NCLs from Credit Card Securitization Activity (1)	$3,740	$4,643	$4,132	$3,286	$2,782	(26)%

(1)          Citigroup adopted SFAS 166/167 effective January 1, 2010.  Beginning in the 2010 first quarter there is no longer a difference between GAAP NCLs and those for Managed NCLs. Prior quarters’ Managed NCLs are included herein for comparative purposes to the 2010 first quarter NCLs.

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

COMPONENTS OF PROVISION FOR LOAN LOSSES - PAGE 2 CITI HOLDINGS / TOTAL CITIGROUP (In millions of dollars)

						1Q10 vs.
	1Q	2Q	3Q	4Q	1Q	1Q09 Increase/
	2009	2009	2009	2009	2010	(Decrease)

Citi Holdings
Net Credit Losses	$6,027	$6,781	$6,234	$5,543	$5,241	(13)%
Impact of Credit Card Securitization Activity (1)	1,057	1,278	1,137	1,118	—	(100)%
Managed NCLs	7,084	8,059	7,371	6,661	5,241	(26)%
Credit Reserve Build / (Release)	1,637	2,645	281	742	340	(79)%
Brokerage and Asset Management
Net Credit Losses	—	—	1	—	11	—
Credit Reserve Build / (Release)	43	3	(11)	1	(7)	NM
Local Consumer Lending
Net Credit Losses	4,517	5,144	4,912	4,612	4,938	9%
Credit Reserve Build / (Release)	1,562	2,784	577	876	386	(75)%
Special Asset Pool
Net Credit Losses	1,510	1,637	1,321	931	292	(81)%
Credit Reserve Build / (Release)	32	(142)	(285)	(135)	(39)	NM

Total Citi Holdings Provision for Loan Losses	$7,664	$9,426	$6,515	$6,285	$5,581	(27)%

Total Citi Holdings Provision for Loan Losses including NCLs from Credit Card Securitization Activity (1)	$8,721	$10,704	$7,652	$7,403	$5,581	(36)%

Total Citicorp Provision for Loan Losses (from prior page)	$2,249	$2,806	$2,256	$1,559	$2,782	24%

Corporate / Other	2	1	—	(3)	3	50%

Total Citigroup Provision for Loan Losses	$9,915	$12,233	$8,771	$7,841	$8,366	(16)%

Total Citigroup Provision for Loan Losses including NCLs from Credit Card Securitization Activity (1)	$12,463	$15,348	$11,784	$10,686	$8,366	(33)%

(1)          Citigroup adopted SFAS 166/167 effective January 1, 2010.  Beginning in the 2010 first quarter there is no longer a difference between GAAP NCLs and those for Managed NCLs. Prior quarters’ Managed NCLs are included herein for comparative purposes to the 2010 first quarter NCLs.

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

NON-ACCRUAL ASSETS - PAGE 1 TOTAL CITIGROUP (In millions of dollars)

						1Q10 vs.
	1Q	2Q	3Q	4Q	1Q	1Q09 Increase/
	2009	2009	2009	2009	2010	(Decrease)

Non-Accrual Loans (1)
Corporate Non-Accrual Loans By Region (2)
North America	$3,789	$3,499	$5,263	$5,621	$5,660	49%
EMEA	6,479	7,690	7,969	6,308	5,834	(10)%
Latin America	300	230	416	569	608	NM
Asia	635	1,056	1,061	981	830	31%
Total	$11,203	$12,475	$14,709	$13,479	$12,932	15%

Consumer Non-Accrual Loans By Region (2)
North America	$11,687	$12,154	$14,609	$15,111	$12,966	11%
EMEA	1,128	1,356	1,314	1,159	790	(30)%
Latin America	1,338	1,520	1,342	1,340	1,246	(7)%
Asia	755	741	710	651	634	(16)%
Total	$14,908	$15,771	$17,975	$18,261	$15,636	5%

OTHER REAL ESTATE OWNED AND OTHER REPOSSESSED ASSETS

ICG	$272	$258	$258	$838	$846	NM
Regional Consumer Banking	35	33	26	36	35	—
Brokerage and Asset Management	1	1	1	—	—	—
Local Consumer Lending	853	662	579	528	588	(31)%
Special Asset Pool	—	1	5	87	44	—
Corporate/Other	41	14	15	11	8	(80)%

TOTAL OTHER REAL ESTATE OWNED (OREO) (3)	$1,202	$969	$884	$1,500	$1,521	27%

OREO By Region:
North America	$1,115	$789	$682	$1,294	$1,291	16%
EMEA	65	97	105	121	134	NM
Latin America	20	29	40	45	51	NM
Asia	2	54	57	40	45	NM
Total	$1,202	$969	$884	$1,500	$1,521	27%

Other Repossessed Assets (4)	$78	$72	$76	$73	$64	(18)%

Non-Accrual Assets (NAA) (5)
Corporate Non-Accrual Loans	$11,203	$12,475	$14,709	$13,479	$12,932	15%
Consumer Non-Accrual Basis Loans	14,908	15,771	17,975	18,261	15,636	5%
Non-Accrual Loans (NAL)	26,111	28,246	32,684	31,740	28,568	9%
OREO	1,202	969	884	1,500	1,521	27%
Other Repossessed Assets	78	72	76	73	64	(18)%
Non-Accrual Assets (NAA)	$27,391	$29,287	$33,644	$33,313	$30,153	10%

NAL as a % of Total Loans	3.97%	4.40%	5.25%	5.37%	3.96%
NAA as a % of Total Assets	1.50%	1.58%	1.78%	1.79%	1.51%

Allowance for Loan Losses as a % of NAL	121%	127%	111%	114%	171%

(1)        Corporate loans are placed on non-accrual status based upon a review by the Company’s Risk officers.  Corporate non-accrual loans may still be current on interest payments. With limited exceptions, the following practices are applied for Consumer loans. Consumer loans, excluding credit cards and mortgages, are placed on non-accrual status at 90 days past due, and are charged off at 120 days past due. Residential mortgage loans are placed on non-accrual status at 90 days past due and written down to net realizable value at 180 days past due. Consistent with industry conventions, Citigroup generally accrues interest on credit card loans until such loans are charged off, which typically occurs at 180 days contractual delinquency.  As such, the non-accrual loan disclosures do not include credit card loans.

(2)          Excludes SOP 3-03 purchased distressed loans.

(3)          Represents the carrying value of all property acquired by foreclosure or other legal proceedings when Citigroup has taken possession of the collateral.

(4)          Primarily transportation equipment, carried at lower of cost or fair value, less costs to sell.

(5)          There is no industry-wide definition of non-accrual assets.  As such, analysis against the industry is not always comparable.

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

NON-ACCRUAL ASSETS - PAGE 2 TOTAL CITICORP (In millions of dollars)

						1Q10 vs.
	1Q	2Q	3Q	4Q	1Q	1Q09 Increase/
	2009	2009	2009	2009	2010	(Decrease)

Non-Accrual Loans (1)
Corporate Non-Accrual Loans By Region (2)
North America	$794	$822	$1,265	$1,442	$1,258	58%
EMEA	548	1,752	1,472	1,137	1,084	98%
Latin America	89	80	150	285	342	NM
Asia	504	505	413	374	291	(42)%
Total	$1,935	$3,159	$3,300	$3,238	$2,975	54%

Consumer Non-Accrual Loans By Region (2)
North America	$154	$177	$262	$207	$242	57%
EMEA	174	170	251	228	215	24%
Latin America	1,331	1,512	1,310	1,300	1,205	(9)%
Asia	357	377	384	380	387	8%
Total	$2,016	$2,236	$2,207	$2,115	$2,049	2%

OTHER REAL ESTATE OWNED AND OTHER REPOSSESSED ASSETS

ICG	$272	$258	$258	$838	$846	NM
Regional Consumer Banking	35	33	26	36	35	—

TOTAL OTHER REAL ESTATE OWNED (OREO) (3)	$307	$291	$284	$874	$881	NM

OREO By Region:
North America	$286	$193	$173	$786	$783	NM
EMEA	—	16	15	13	12	—
Latin America	19	28	39	35	41	NM
Asia	2	54	57	40	45	NM
Total	$307	$291	$284	$874	$881	NM

Other Repossessed Assets (4)	N/A	N/A	N/A	N/A	N/A

Non-Accrual Assets (NAA) (5)
Corporate Non-Accrual Loans	$1,935	$3,159	$3,300	$3,238	$2,975	54%
Consumer Non-Accrual Basis Loans	2,016	2,236	2,207	2,115	2,049	2%
Non-Accrual Loans (NAL)	3,951	5,395	5,507	5,353	5,024	27%
OREO	307	291	284	874	881	NM
Other Repossessed Assets	N/A	N/A	N/A	N/A	N/A
Non-Accrual Assets (NAA)	$4,258	$5,686	$5,791	$6,227	$5,905	39%

NAA as a % of Total Assets	0.42%	0.54%	0.54%	0.55%	0.48%

Allowance for Loan Losses as a % of NAL	230%	198%	199%	200%	368%

N/A Not Available at the Citicorp level.  See “Non-Accrual Assets -  Page 1” (on page 40) for Total Citigroup balances.

(1)        Corporate loans are placed on non-accrual status based upon a review by the Company’s Risk officers.  Corporate non-accrual loans may still be current on interest payments. With limited exceptions, the following practices are applied for Consumer loans. Consumer loans, excluding credit cards and mortgages, are placed on non-accrual status at 90 days past due, and are charged off at 120 days past due. Residential mortgage loans are placed on non-accrual status at 90 days past due and written down to net realizable value at 180 days past due. Consistent with industry conventions, Citigroup generally accrues interest on credit card loans until such loans are charged off, which typically occurs at 180 days contractual delinquency.  As such, the non-accrual loan disclosures do not include credit card loans.

(2)          Excludes SOP 3-03 purchased distressed loans.

(3)          Represents the carrying value of all property acquired by foreclosure or other legal proceedings when Citigroup has taken possession of the collateral.

(4)          Primarily transportation equipment, carried at lower of cost or fair value, less costs to sell.

(5)          There is no industry-wide definition of non-accrual assets.  As such, analysis against the industry is not always comparable.

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

NON-ACCRUAL ASSETS - PAGE 3 TOTAL CITI HOLDINGS (In millions of dollars)

						1Q10 vs.
	1Q	2Q	3Q	4Q	1Q	1Q09 Increase/
	2009	2009	2009	2009	2010	(Decrease)

Non-Accrual Loans (1)
Corporate Non-Accrual Loans By Region (2)
North America	$2,995	$2,677	$3,998	$4,179	$4,402	47%
EMEA	5,931	5,938	6,497	5,171	4,750	(20)%
Latin America	211	150	266	284	266	26%
Asia	131	551	648	607	539	NM
Total	$9,268	$9,316	$11,409	$10,241	$9,957	7%

Consumer Non-Accrual Loans By Region (2)
North America	$11,533	$11,977	$14,347	$14,904	$12,724	10%
EMEA	954	1,186	1,063	931	575	(40)%
Latin America	7	8	32	40	41	NM
Asia	398	364	326	271	247	(38)%
Total	$12,892	$13,535	$15,768	$16,146	$13,587	5%

OTHER REAL ESTATE OWNED AND OTHER REPOSSESSED ASSETS

Brokerage and Asset Management	$1	$1	$1	$—	$—	(100)%
Local Consumer Lending	853	662	579	528	588	(31)%
Special Asset Pool	—	1	5	87	44	—

TOTAL OTHER REAL ESTATE OWNED (OREO) (3)	$854	$664	$585	$615	$632	(26)%

OREO By Region:
North America	$788	$582	$494	$497	$500	(37)%
EMEA	65	81	90	108	122	88%
Latin America	1	1	1	10	10	NM
Asia	—	—	—	—	—	—
Total	$854	$664	$585	$615	$632	(26)%

Other Repossessed Assets (4)	N/A	N/A	N/A	N/A	N/A

Non-Accrual Assets (NAA) (5)
Corporate Non-Accrual Loans	$9,268	$9,316	$11,409	$10,241	$9,957	7%
Consumer Non-Accrual Basis Loans	12,892	13,535	15,768	16,146	13,587	5%
Non-Accrual Loans (NAL)	22,160	22,851	27,177	26,387	23,544	6%
OREO	854	664	585	615	632	(26)%
Other Repossessed Assets	N/A	N/A	N/A	N/A	N/A
Non-Accrual Assets (NAA)	$23,014	$23,515	$27,762	$27,002	$24,176	5%

NAA as a % of Total Assets	3.84%	4.04%	4.99%	5.54%	4.81%

Allowance for Loan Losses as a % of NAL	102%	111%	94%	96%	128%

N/A	Not Available at the Citi Holdings level. See “Non-Performing Assets - Page 1” (on page 34) for Total Citigroup balances.

(1)

Corporate loans are placed on non-accrual status based upon a review by the Company’s Risk officers. Corporate non-accrual loans may still be current on interest payments. With limited exceptions, the following practices are applied for Consumer loans. Consumer loans, excluding credit cards and mortgages, are placed on non-accrual status at 90 days past due, and are charged off at 120 days past due. Residential mortgage loans are placed on non-accrual status at 90 days past due and written down to net realizable value at 180 days past due. Consistent with industry conventions, Citigroup generally accrues interest on credit card loans until such loans are charged off, which typically occurs at 180 days contractual delinquency. As such, the non-accrual loan disclosures do not include credit card loans.

(2)	Excludes SOP 3-03 purchased distressed loans.

(3)	Represents the carrying value of all property acquired by foreclosure or other legal proceedings when Citigroup has taken possession of the collateral.

(4)	Primarily transportation equipment, carried at lower of cost or fair value, less costs to sell.

(5)	There is no industry-wide definition of non-accrual assets. As such, analysis against the industry is not always comparable.

NM Not meaningful

Reclassified to conform to the current period’s presentation.

CITIGROUP NON-GAAP FINANCIAL MEASURES - RECONCILIATIONS - PAGE 1 (In millions of dollars)

Citigroup adopted SFAS 166/167 effective January 1, 2010.  Beginning in the 2010 first quarter there is no longer a difference between GAAP Revenues and NCLs and those for Managed Revenues and NCLs. Prior quarters’ Managed Revenues and NCLs are included herein for comparative purposes to the 2010 first quarter revenues and net credit losses.

The historical disclosures reflect the impact from credit card securitizations only.

The following tables present a reconciliation of Citigroup’s Managed presentations within this Financial Data Supplement to their most comparable GAAP measure.

	1Q	2Q	3Q	4Q	1Q
	2009	2009	2009	2009	2010

For Page 1 - Citigroup Summary:
Total Citigroup - Managed Net Revenues	$26,973	$33,095	$23,142	$7,882	$25,421
Impact of Credit Card Securitization Activity:
Citicorp	(1,484)	(1,644)	(1,800)	(1,744)	—
Citi Holdings	(968)	(1,482)	(952)	(733)	—
Total Impact of Credit Card Securitization Activity	(2,452)	(3,126)	(2,752)	(2,477)	—

Total Citigroup - Net Revenues	$24,521	$29,969	$20,390	$5,405	$25,421

Total Citigroup - Managed Net Credit Losses	$9,830	$11,470	$10,982	$9,980	$8,384

Impact of Credit Card Securitization Activity:
Citicorp	(1,491)	(1,837)	(1,876)	(1,727)	—
Citi Holdings	(1,057)	(1,278)	(1,137)	(1,118)	—
Total Impact of Credit Card Securitization Activity	(2,548)	(3,115)	(3,013)	(2,845)	—

Total Citigroup - Net Credit Losses	$7,282	$8,355	$7,969	$7,135	$8,384

For Page 8 - Citicorp Regional Consumer Banking (page 2):
Citi-Branded Cards Key Indicators

Average Managed Loans - as disclosed	$112.5	$112.7	$114.4	$115.9	$112.0
Impact from Credit Card Securitizations	(68.4)	(69.6)	(70.8)	(69.7)	—
Average Loans	$44.1	$43.1	$43.6	$46.2	$112.0

EOP Managed Loans - as disclosed	$110.9	$114.7	$116.8	$117.4	$110.2
Impact from Credit Card Securitizations	(69.2)	(71.7)	(71.9)	(72.6)	—
EOP Loans	$41.7	$43.0	$44.9	$44.8	$110.2

Managed Average Yield - as disclosed	14.44%	14.21%	14.15%	13.70%	14.89%
Impact from Credit Card Securitizations	1.88%	2.11%	2.02%	2.03%	0.00%
Average Yield	16.32%	16.32%	16.17%	15.73%	14.89%

Managed Net Int Rev as a % of Avg. Managed Loans - as disclosed	12.12%	11.80%	11.47%	10.99%	14.52%
Impact from Credit Card Securitizations	1.88%	3.48%	3.43%	3.12%	0.00%
Net Interest Revenue as a % of Avg. Loans	14.00%	15.28%	14.90%	14.11%	14.52%

Managed Net Credit Losses as a % of Avg. Managed Loans - as disclosed	8.40%	10.02%	10.14%	9.27%	13.72%
Impact from Credit Card Securitizations	3.74%	4.02%	3.67%	4.41%	0.00%
Net Credit Losses as a % of Avg. Loans	12.14%	14.04%	13.81%	13.68%	13.72%

Managed Net Credit Margin as a % of Avg. Managed Loans - as disclosed	7.07%	4.37%	4.24%	4.84%	5.51%
Impact from Credit Card Securitizations	11.05%	8.84%	7.59%	7.18%	0.00%
Net Credit Margin as a % of Avg. Loans	18.12%	13.21%	11.83%	12.02%	5.51%

Managed Loans 90+ Days Past Due - as disclosed	$3,239	$3,512	$3,192	$3,286	$3,142
Impact from Credit Card Securitizations	(2,008)	(2,109)	(1,940)	(2,121)	—
Loans 90+ Days Past Due	$1,231	$1,403	$1,252	$1,165	$3,142

Managed Loans 90+ Days Past Due as a % of EOP Managed Loans - as disclosed	2.92%	3.06%	2.73%	2.80%	2.85%
Impact from Credit Card Securitizations	0.03%	0.20%	0.06%	(0.20)%	0.00%
Loans 90+ Days Past Due as a % of EOP Loans	2.95%	3.26%	2.79%	2.60%	2.85%

Managed Loans 30-89 Days Past Due - as disclosed	$3,538	$3,236	$3,328	$3,231	$3,092
Impact from Credit Card Securitizations	(2,041)	(1,784)	(1,958)	(1,914)	—
Loans 30-89 Days Past Due	$1,497	$1,452	$1,370	$1,317	$3,092

Managed Loans 30-89 Days Past Due as a % of EOP Managed Loans - as disclosed	3.19%	2.82%	2.85%	2.75%	2.81%
Impact from Credit Card Securitizations	0.39%	0.55%	0.20%	0.19%	0.00%
Loans 30-89 Days Past Due as a % of EOP Loans	3.58%	3.37%	3.05%	2.94%	2.81%

Reclassified to conform to the current period’s presentation.

CITIGROUP
NON-GAAP FINANCIAL MEASURES - RECONCILIATIONS - PAGE 2
(In millions of dollars)

Citigroup adopted SFAS 166/167 effective January 1, 2010.  Beginning in the 2010 first quarter there is no longer a difference between GAAP Revenues and NCLs and those for Managed Revenues and NCLs. Prior quarters’ Managed Revenues and NCLs are included herein for comparative purposes to the 2010 first quarter revenues and net credit losses.

The historical disclosures reflect the impact from credit card securitizations only.

The following tables present a reconciliation of Citigroup’s Managed presentations within this Financial Data Supplement to their most comparable GAAP measure.

	1Q	2Q	3Q	4Q	1Q
	2009	2009	2009	2009	2010

For Page 11 - Citicorp Regional Consumer Banking - North America (page 2):
Citi-Branded Cards Key Indicators

Managed Average Yield - as disclosed	12.86%	12.57%	12.64%	12.05%	13.58%
Impact from Credit Card Securitizations	(1.73)%	(1.92)%	(1.67)%	(1.56)%	0.00%
Average Yield	11.13%	10.65%	10.97%	10.49%	13.58%

Managed Net Interest Revenue as a % of Avg. Managed Loans - as disclosed	10.84%	10.34%	9.96%	9.37%	10.76%
Impact from Credit Card Securitizations	(0.30)%	3.96%	3.60%	2.34%	0.00%
Net Interest Revenue as a % of Avg. Loans	10.54%	14.30%	13.56%	11.71%	10.76%

Managed Net Credit Losses	$1,692	$2,056	$2,077	$1,947	$2,084
Impact from Credit Card Securitizations	(1,491)	(1,837)	(1,876)	(1,727)	—
Net Credit Losses	$201	$219	$201	$220	$2,084

Managed Net Credit Losses as a % of Avg. Managed Loans - as disclosed	8.27%	10.08%	9.98%	9.30%	10.67%
Impact from Credit Card Securitizations	(2.67)%	(2.86)%	(3.20)%	(2.77)%	0.00%
Net Credit Losses as a % of Avg. Loans	5.60%	7.22%	6.78%	6.53%	10.67%

Managed Net Credit Margin as a % of Avg. Managed Loans - as disclosed	4.82%	1.86%	1.89%	2.06%	2.24%
Impact from Credit Card Securitizations	22.84%	17.02%	13.96%	10.27%	0.00%
Net Credit Margin as a % of Avg. Loans	27.66%	18.88%	15.85%	12.33%	2.24%

Managed Loans 90+ Days Past Due - as disclosed	$2,307	$2,366	$2,190	$2,371	$2,304
Impact from Credit Card Securitizations	(2,008)	(2,109)	(1,940)	(2,121)	—
Loans 90+ Days Past Due	$299	$257	$250	$250	$2,304

Managed Loans 90+ Days Past Due as a % of EOP Managed Loans - as disclosed	2.82%	2.84%	2.59%	2.82%	2.96%
Impact from Credit Card Securitizations	(0.44)%	(0.63)%	(0.64)%	(0.65)%	0.00%
Loans 90+ Days Past Due as a % of EOP Loans	2.38%	2.21%	1.95%	2.17%	2.96%

Managed Loans 30-89 Days Past Due - as disclosed	$2,337	$2,024	$2,213	$2,182	$2,145
Impact from Credit Card Securitizations	(2,041)	(1,784)	(1,958)	(1,914)	—
Loans 30-89 Days Past Due	$296	$240	$255	$268	$2,145

Managed Loans 30-89 Days Past Due as a % of EOP Managed Loans - as disclosed	2.86%	2.43%	2.61%	2.59%	2.76%
Impact from Credit Card Securitizations	(0.50)%	(0.37)%	(0.62)%	(0.26)%	0.00%
Loans 30-89 Days Past Due as a % of EOP Loans	2.36%	2.06%	1.99%	2.33%	2.76%

Reclassified to conform to the current period’s presentation.

CITIGROUP
NON-GAAP FINANCIAL MEASURES - RECONCILIATIONS - PAGE 3
(In millions of dollars)

Citigroup adopted SFAS 166/167 effective January 1, 2010.  Beginning in the 2010 first quarter there is no longer a difference between GAAP Revenues and NCLs and those for Managed Revenues and NCLs. Prior quarters’ Managed Revenues and NCLs are included herein for comparative purposes to the 2010 first quarter revenues and net credit losses.

The historical disclosures reflect the impact from credit card securitizations only.

The following tables present a reconciliation of Citigroup’s Managed presentations within this Financial Data Supplement to their most comparable GAAP measure.

	1Q	2Q	3Q	4Q	1Q
	2009	2009	2009	2009	2010

For Page 28 - Citi Holdings - Local Consumer Lending (page 2):
North America - Retail Partner Cards Key Indicators

EOP Managed Loans - as disclosed	$64.0	$63.3	$61.1	$60.6	$54.5
Impact from Credit Card Securitizations	(39.1)	(39.3)	(37.9)	(40.4)	—
EOP Loans	$24.9	$24.0	$23.2	$20.2	$54.5

Managed Average Yield - as disclosed	16.85%	17.81%	17.80%	17.87%	18.27%
Impact from Credit Card Securitizations	0.17%	2.23%	3.46%	1.95%	0.00%
Average Yield	17.02%	20.04%	21.26%	19.82%	18.27%

Managed Net Interest Revenue - as disclosed	$2,277	$2,271	$2,337	$2,234	$2,044
Impact from Credit Card Securitizations	(1,393)	(1,455)	(1,431)	(1,420)
Net Interest Revenue	$884	$816	$906	$814	$2,044

Managed Net Int Rev as a % of Avg. Managed Loans - as disclosed	13.93%	14.34%	14.88%	14.58%	14.52%
Impact from Credit Card Securitizations	(2.02)%	(1.20)%	(0.45)%	(1.40)%	0.00%
Net Interest Revenue as a % of Avg. Loans	11.91%	13.14%	14.43%	13.18%	14.52%

Managed Net Credit Losses - as disclosed	$1,958	$2,150	$2,004	$1,963	$1,932
Impact from Credit Card Securitizations	(1,057)	(1,278)	(1,137)	(1,118)	—
Net Credit Losses	$901	$872	$867	$845	$1,932

Managed Net Credit Losses as a % of Avg. Managed Loans - as disclosed	11.98%	13.58%	12.76%	12.81%	13.72%
Impact from Credit Card Securitizations	0.16%	0.46%	1.05%	0.87%	0.00%
Net Credit Losses as a % of Avg. Loans	12.14%	14.04%	13.81%	13.68%	13.72%

Managed Net Credit Margin - as disclosed	$507	$90	$362	$427	$254
Impact from Credit Card Securitizations	90	(210)	186	386	—
Net Credit Margin	$597	$(120)	$548	$813	$254

Managed Net Credit Margin as a % of Avg. Managed Loans - as disclosed	3.10%	0.57%	2.31%	2.79%	1.80%
Impact from Credit Card Securitizations	4.95%	(2.43)%	6.42%	10.37%	0.00%
Net Credit Margin as a % of Avg. Loans	8.05%	(1.86)%	8.73%	13.16%	1.80%

Managed Loans 90+ Days Past Due - as disclosed	$2,791	$2,590	$2,587	$2,681	$2,385
Impact from Credit Card Securitizations	(1,664)	(1,515)	(1,536)	(1,670)	—
Loans 90+ Days Past Due	$1,127	$1,075	$1,051	$1,011	$2,385

Managed Loans 90+ Days Past Due as a % of EOP Managed Loans - as disclosed	4.36%	4.09%	4.23%	4.42%	4.38%
Impact from Credit Card Securitizations	0.17%	0.38%	0.31%	0.58%	0.00%
Loans 90+ Days Past Due as a % of EOP Loans	4.53%	4.47%	4.54%	5.00%	4.38%

Managed Loans 30-89 Days Past Due - as disclosed	$2,826	$2,749	$2,911	$2,674	$2,374
Impact from Credit Card Securitizations	(1,625)	(1,623)	(1,732)	(1,642)	—
Loans 30-89 Days Past Due	$1,201	$1,126	$1,179	$1,032	$2,374

Managed Loans 30-89 Days Past Due as a % of EOP Managed Loans - as disclosed	4.42%	4.34%	4.76%	4.41%	4.36%
Impact from Credit Card Securitizations	0.41%	0.35%	0.33%	0.69%	0.00%
Loans 30-89 Days Past Due as a % of EOP Loans	4.83%	4.69%	5.09%	5.10%	4.36%

CITIGROUP NON-GAAP FINANCIAL MEASURES - RECONCILIATIONS - PAGE 4 (In millions of dollars)

Tangible common equity (TCE), as defined by Citigroup, represents Common equity less Goodwill and Intangible assets (excluding MSRs) net of the related deferred taxes. TCE and the TCE Ratio are non-GAAP financial measures.  Other companies may calculate TCE in a manner different from Citigroup.  A reconciliation of Citigroup’s total stockholders’ equity to TCE follows:

	1Q	2Q	3Q	4Q	1Q
	2009	2009	2009	2009	2010

Tangible Book Value Per Share (page 1):

Total Common Equity	$69,688	$78,001	$140,530	$152,388	$151,109
Less:
Goodwill - as reported	26,410	25,578	25,423	25,392	25,662
Intangible Assets (Other than MSRs) - as reported	13,612	10,098	8,957	8,714	8,277

Goodwill and Intangible Assets - recorded as Assets of Discontinued Operations Held For Sale	—	3,618	3,856	—	—

Goodwill and Intangible Assets - recorded as Assets Held for Sale	—	—	1,377	—	45
Net Deferred Taxes — Related to Goodwill and Intangible Assets	(1,254)	(1,296)	(1,381)	68	65
Tangible Common Equity	$30,920	$40,003	$102,298	$118,214	$117,060
Common Shares Outstanding, at period end	5,512.8	5,507.7	22,863.9	28,483.3	28,620.2
Tangible Book Value Per Share	$5.61	$7.26	$4.47	$4.15	$4.09

Reclassified to conform to the current period’s presentation.